EXHIBIT 4.3

POOLING AND SERVICING

AGREEMENT

among

BANK ONE AUTO SECURITIZATION LLC

as Seller

and

BANK ONE, NATIONAL ASSOCIATION

as Servicer

and

______________________,

as Trustee,

On behalf of the Certificateholders,

and as Collateral Agent

Dated as of _________, 200_

Bank One Auto Securitization Trust 200_-_

$______________ Class A ___% Asset Backed Certificates

$______________ Class B ___% Asset Backed Certificates

TABLE OF CONTENTS

Page

ARTICLE I.

Definitions

SECTION 1.1

Definitions

1

SECTION 1.2

Usage of Terms.

16

SECTION 1.3

Calculations

17

SECTION 1.4

References

17

SECTION 1.5

References to the Trust

17

SECTION 1.6

Action by or Consent of Certificateholders

17

ARTICLE II.

The Trust Property

SECTION 2.1

Conveyance of Trust Property

17

SECTION 2.2

Representations and Warranties as to Each Receivable

17

SECTION 2.3

Repurchase upon Breach

18

SECTION 2.4

Custody of Receivables Files

19

SECTION 2.5

Duties of Servicer as Custodian

19

SECTION 2.6

Instructions; Authority To Act

20

SECTION 2.7

Custodian’s Indemnification

20

SECTION 2.8

Effective Period and Termination

21

ARTICLE III.

Administration and Servicing of the Trust Property

SECTION 3.1

Duties of Servicer

21

SECTION 3.2

Collection and Allocation of Receivable Payments

22

SECTION 3.3

Realization upon Receivables

23

SECTION 3.4

Physical Damage Insurance

23

SECTION 3.5

Maintenance of Security Interests in Financed Vehicles

24

SECTION 3.6

Covenants of Servicer

24

SECTION 3.7

Purchase of Receivables upon Breach

24

SECTION 3.8

Servicing Fee

25

SECTION 3.9

Servicer’s Certificate

25

SECTION 3.10

Annual Statement as to Compliance; Notice of Default

26

SECTION 3.11

Annual Independent Certified Public Accountants’ Report

26

SECTION 3.12

Access to Certain Documentation and Information Regarding

Receivables

27

SECTION 3.13

Servicer Expenses

27

SECTION 3.14

Appointment of Subscriber

27

ARTICLE IV.

Distributions; Reserve Fund; Statements to Certificateholders

SECTION 4.1

Establishment of Accounts

28

SECTION 4.2

Collections

30

SECTION 4.3

Additional Deposits

31

SECTION 4.4

Net Deposits

31

SECTION 4.5

Distributions

31

SECTION 4.6

Reserve Fund

33

SECTION 4.7

Statements to Certificateholders

34

ARTICLE V.

[Intentionally Omitted]

ARTICLE VI.

The Certificates

SECTION 6.1

The Certificates

35

SECTION 6.2

Authentication and Delivery of Certificates

36

SECTION 6.3

Registration of Transfer and Exchange of Certificates

36

SECTION 6.4

Reserved.

37

SECTION 6.5

Reserved.

37

SECTION 6.6

Mutilated, Destroyed, Lost or Stolen Certificates

37

SECTION 6.7

Persons Deemed Owners

37

SECTION 6.8

Access to List of Certificates’ Names and Addresses

37

SECTION 6.9

Maintenance of Office or Agency

38

SECTION 6.10

Book-Entry Certificates

38

SECTION 6.11

Notices to Clearing Agency

39

SECTION 6.12

Definitive Certificates

39

ARTICLE VII.

The Seller

SECTION 7.1

Representations of Seller

40

SECTION 7.2

Continued Existence

41

SECTION 7.3

Liability of Seller; Indemnities

41

SECTION 7.4

Merger or Consolidation of, or Assumption of the

Obligations of, Seller

42

SECTION 7.5

Limitation on Liability of Seller and Others

43

SECTION 7.6

Seller May Own Certificates

43

ARTICLE VIII.

The Servicer

SECTION 8.1

Representations of Servicer

43

SECTION 8.2

Indemnities of Servicer

43

SECTION 8.3

Merger or Consolidation of, or Assumption of the

Obligations of, Servicer

45

SECTION 8.4

Limitation on Liability of Servicer and Others

46

SECTION 8.5

Bank One, National Association

46

SECTION 8.6

Existence

46

SECTION 8.7

Tax Accounting

46

SECTION 8.8

Covenants

46

ARTICLE IX.

Servicing Termination

SECTION 9.1

Events of Servicing Termination

47

SECTION 9.2

Appointment of Successor

48

SECTION 9.3

Payment of Servicing Fee

49

SECTION 9.4

Notification to Certificateholders

49

SECTION 9.5

Waiver of Past Events of Servicing Termination

49

ARTICLE X.

The Trustee

SECTION 10.1

Acceptance by Trustee

50

SECTION 10.2

Duties of Trustee

50

SECTION 10.3

Trustee’s Certificate

51

SECTION 10.4

Trustee’s Assignment of Purchased Receivables

51

SECTION 10.5

Certain Matters Affecting the Trustee

52

SECTION 10.6

Trustee Not Liable for Certificates or Receivables

53

SECTION 10.7

Trustee May Own Certificates

54

SECTION 10.8

Trustee’s Fees and Expenses

54

SECTION 10.9

Eligibility Requirements for Trustee

55

SECTION 10.10

Resignation or Removal of Trustee.

55

SECTION 10.11

Successor Trustee

56

SECTION 10.12

Merger or Consolidation of Trustee

56

SECTION 10.13

Appointment of Co-Trustee or Separate Trustee

56

SECTION 10.14

Representations and Warranties of Trustee

58

SECTION 10.15

Reports by Trustee

58

SECTION 10.16

Tax Accounting

58

SECTION 10.17

Trustee May Enforce Claims Without Possession of Certificates

58

ARTICLE XI.

Termination

SECTION 11.1

Termination of the Trust

59

SECTION 11.2

Optional Purchase of All Receivables

59

ARTICLE XII.

Miscellaneous Provisions

SECTION 12.1

Amendment

60

SECTION 12.2

Protection of Title to Trust

61

SECTION 12.3

Limitation on Rights of Certificateholders.

62

SECTION 12.4

Governing Law

63

SECTION 12.5

Notices

63

SECTION 12.6

Severability of Provisions

63

SECTION 12.7

Assignment

64

SECTION 12.8

Intention of Parties

64

SECTION 12.9

Counterparts

64

SECTION 12.10

Limitation of Liability of Trustee and Collateral Agent

64

SCHEDULES

Schedule A - Schedule of Receivables

Schedule B - Location of Receivable

EXHIBITS

Exhibit A - Form of Class A Certificate

Exhibit B - Form of Class B Certificate

Exhibit C - Form of Servicer’s Certificate

Exhibit D - Form of Monthly Statement to Certificateholders

Exhibit E - Form of Benefit Plan Affidavit

Exhibit F - Form of Trustee’s Certificate

POOLING AND SERVICING AGREEMENT dated as of _________, 200_ (the “Agreement”), among Bank One Auto Securitization LLC, a Delaware limited liability company, as Seller (the “Seller”), Bank One, National Association, a national banking association (in its capacity as Servicer, the “Servicer”), and ________________, a __________, as trustee hereunder (the “Trustee”) [and as collateral agent with respect to the Reserve Fund (the “Collateral Agent”)].

In consideration of the premises and of the mutual agreements herein contained, and other good and valuable consideration, the receipt of which is acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I.

Definitions

SECTION 1.1  Definitions.  Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, whenever capitalized shall have the following meanings:

“Accounts” has the meaning specified in Section 4.1(a)(ii).

“Account Property” means all amounts and investments held from time to time in any Account or the Reserve Fund, as the case may be (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), and all proceeds of the foregoing.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such specified Person. For purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” means, this Pooling and Servicing Agreement, as the same may be amended and supplemented from time to time.

“Amount Financed” means, with respect to any Receivable, the amount advanced under such Receivable toward the purchase price of the related Financed Vehicle, the payment of any physical damage or theft insurance premiums and any related costs and shown as such in the Contract evidencing such Receivable.

“APR” or “Annual Percentage Rate” of a Receivable means the annual rate of finance charges stated in the related Contract expressed as a percentage.

“Authorized Officer” means (i) with respect to the Trustee, any officer within the Corporate Trust Office of the Trustee, including any vice president, assistant vice president, managing director, secretary, assistant secretary, assistant treasurer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject and (ii) with respect to the Servicer, any officer of the Servicer who is authorized to act for the Servicer in matters relating to the Trust and who is identified on the list of Authorized Officers delivered by the Servicer to the Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

“Book-Entry Certificates” mean beneficial interests in the definitive Certificates described in Section 6.10, the ownership of which shall be evidenced, and transfers of which shall be made, through book entries by a Clearing Agency as described in Section 6.10.

“Business Day” means a day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in the state of New York, Ohio, Illinois and the state in which the Corporate Trust Office is located are authorized by law, regulation, executive order or governmental decree to be closed.

“Certificate” means any Class A Certificate or Class B Certificate.

“Certificate Owner” means, with respect to a Book-Entry Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules, regulations and procedures of such Clearing Agency).

“Certificate Register” means the register maintained by the Trustee for the registration of Certificates and of transfers and exchanges of Certificates as provided in Section 6.3.

“Certificateholder” or “Holder” means the Person in whose name a Certificate shall be registered in the Certificate Register, except that, solely for the purpose of giving any consent, request or waiver pursuant to this Agreement, the interest evidenced by any Certificate registered in the name of the Seller, the Servicer or any Person actually known to an Authorized Officer of the Trustee to be an Affiliate of the Seller or the Servicer, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, request or waiver shall have been obtained.

“Class A Certificate” means a certificate executed by the Trustee on behalf of the Trust and authenticated by the Trustee, substantially in the form of Exhibit A hereto.

“Class A Certificateholder” or “Class A Holder” means the Person in whose name a Class A Certificate shall be registered in the Certificate Register, except that, solely for the purpose of giving any consent, request or waiver pursuant to this Agreement, the interest evidenced by any Class A Certificate registered in the name of the Seller, the Servicer or any Person actually known to an Authorized Officer of the Trustee to be an Affiliate of the Seller or the Servicer, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, request or waiver shall have been obtained.

“Class A Distribution Account” means the account established and maintained as such pursuant to Section 4.1.

“Class A Interest Carryover Shortfall” means, with respect to any Distribution Date, the excess of Class A Monthly Interest for the preceding Distribution Date and any outstanding Class A Interest Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest that is actually deposited in the Class A Distribution Account on such preceding Distribution Date, plus 30 days of interest on such excess, to the extent permitted by law, at the Class A Pass-Through Rate.

“Class A Interest Distribution” means, with respect to any Distribution Date, the sum of Class A Monthly Interest for such Distribution Date and the Class A Interest Carryover Shortfall for such Distribution Date.

“Class A Monthly Interest” means, with respect to any Distribution Date, one-twelfth (or, in the case of the first Distribution Date, a fraction, the numerator of which is __ and the denominator of which is 360) of the product of the Class A Pass-Through Rate and the Class A Principal Balance as of the Distribution Date occurring in the preceding Collection Period (after giving effect to any payments made on such Distribution Date) or, in the case of the first Distribution Date, the Original Class A Principal Balance.

“Class A Monthly Principal” means, with respect to any Distribution Date, the Class A Percentage of Principal Collections for such Distribution Date plus the Class A Percentage of Realized Losses with respect to Receivables which became Defaulted Receivables during the related Collection Period.

“Class A Pass-Through Rate” means ___% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months.

“Class A Percentage” means ___%.

“Class A Pool Factor” as of the close of business on a Distribution Date means a seven-digit decimal figure equal to the Class A Principal Balance (after giving effect to any distributions made on such Distribution Date) divided by the Original Class A Principal Balance.

“Class A Principal Balance” equals the Original Class A Principal Balance, as reduced by all amounts allocable to principal on the Class A Certificates previously distributed to Class A Certificateholders.

“Class A Principal Carryover Shortfall” means, with respect to any Distribution Date, the excess of Class A Monthly Principal for the preceding Distribution Date and any outstanding Class A Principal Carryover Shortfall on such preceding Distribution Date over the amount in respect of principal that is actually deposited in the Class A Distribution Account on such preceding Distribution Date.

“Class A Principal Distribution” means, with respect to any Distribution Date (including the Final Scheduled Distribution Date), the sum of Class A Monthly Principal for such Distribution Date and the Class A Principal Carryover Shortfall for such Distribution Date; provided, however, that the Class A Principal Distribution shall not exceed the Class A Principal Balance immediately prior to such Distribution Date. In addition, on the Final Scheduled Distribution Date, the principal required to be deposited in the Class A Distribution Account will include the lesser of (a) any principal due and remaining unpaid on each Receivable in the Trust as of the Final Scheduled Maturity Date or (b) the portion of the amount required to be deposited under clause (a) above that is necessary (after giving effect to the other amounts to be deposited in the Class A Distribution Account on such Distribution Date and allocable to principal) to reduce the Class A Principal Balance to zero.

“Class B Certificate” means a certificate executed by the Trustee on behalf of the Trust and authenticated by the Trustee, substantially in the form of Exhibit B hereto.

“Class B Certificateholder” or “Class B Holder” means the Person in whose name a Class B Certificate shall be registered in the Certificate Register, except that, solely for the purpose of giving any consent, request or waiver pursuant to this Agreement, the interest evidenced by any Class B Certificate registered in the name of the Seller, the Servicer or any Person actually known to an Authorized Officer of the Trustee to be an Affiliate of the Seller or the Servicer, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, request or waiver shall have been obtained.

“Class B Distribution Account” means the account established and maintained as such pursuant to Section 4.1.

“Class B Interest Carryover Shortfall” means, with respect to any Distribution Date, the excess of Class B Monthly Interest for the preceding Distribution Date and any outstanding Class B Interest Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest that is actually deposited in the Class B Distribution Account on such preceding Distribution Date, plus 30 days of interest on such excess, to the extent permitted by law, at the Class B Pass-Through Rate.

“Class B Interest Distribution” means, with respect to any Distribution Date, the sum of Class B Monthly Interest for such Distribution Date and the Class B Interest Carryover Shortfall for such Distribution Date.

“Class B Monthly Interest” means, with respect to any Distribution Date, one-twelfth (or, in the case of the first Distribution Date, a fraction, the numerator of which is __ and the denominator of which is 360) of the product of the Class B Pass-Through Rate and the Class B Principal Balance as of the Distribution Date occurring in the preceding Collection Period (after giving effect to any payments made on such Distribution Date) or, in the case of the first Distribution Date, the Original Class B Principal Balance.

“Class B Monthly Principal” means, with respect to any Distribution Date, the Class B Percentage of Principal Collections for such Distribution Date plus the Class B Percentage of Realized Losses with respect to Receivables which became Defaulted Receivables during the related Collection Period.

“Class B Pass-Through Rate” means ___% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months.

“Class B Percentage” means ___%.

“Class B Pool Factor” as of the close of business on a Distribution Date means a seven-digit decimal figure equal to the Class B Principal Balance (after giving effect to any distributions made on such Distribution Date) divided by the Original Class B Principal Balance.

“Class B Principal Balance” equals the Original Class B Principal Balance, as reduced by all amounts allocable to principal on the Class B Certificates previously distributed to Class B Certificateholders.

“Class B Principal Carryover Shortfall” means, with respect to any Distribution Date, the excess of Class B Monthly Principal for the preceding Distribution Date and any outstanding Class B Principal Carryover Shortfall on such preceding Distribution Date over the amount in respect of principal that is actually deposited in the Class B Distribution Account on such preceding Distribution Date.

“Class B Principal Distribution” means, with respect to any Distribution Date (including the Final Scheduled Distribution Date), the sum of Class B Monthly Principal for such Distribution Date and the Class B Principal Carryover Shortfall for such Distribution Date; provided, however, that the Class B Principal Distribution shall not exceed the Class B Principal Balance immediately prior to such Distribution Date. In addition, on the Final Scheduled Distribution Date, the principal required to be distributed to Class B Certificateholders will include the lesser of (a) any principal due and remaining unpaid on each Receivable in the Trust as of the Final Scheduled Maturity Date or (b) the portion of the amount required to be deposited under clause (a) above that is necessary (after giving effect to the other amounts to be deposited in the Class B Distribution Account on such Distribution Date and allocable to principal) to reduce the Class B Principal Balance to zero, and, in the case of clauses (a) and (b), remaining after any required distribution of the amount described in clause (a) to the Class A Distribution Account.

“Clearing Agency” means an organization registered as a “clearing agency” pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The initial Clearing Agency shall be DTC.

“Clearing Agency Participant” means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

“Closing Date” means _________, 200_.

“Code” means the Internal Revenue Code of 1986, as amended.

[“Collateral Agent” means ___________, a ___________, in its capacity as collateral agent with respect to the Reserve Fund for the Certificateholders.]

“Collection Account” means the account or accounts established and maintained as such pursuant to Section 4.1.

“Collection Period” means, with respect to any Distribution Date, the calendar month immediately preceding the calendar month in which such Distribution Date occurs.

“Collections” mean, for a Distribution Date, the sum of the Interest Collections and Principal Collections for such Distribution Date.

“Computer Tape” means the computer tape furnished by the Seller describing certain characteristics of the Receivables as of the Cutoff Date.

“Contract” means a motor vehicle retail installment sale contract.

“Contract Rate” means, with respect to a Receivable, the rate per annum of interest charged on the outstanding principal balance of such Receivable.

“Corporate Trust Office” means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Agreement is located at _______________________________________, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Seller and the Servicer, or the principal corporate trust office of any successor Trustee (the address of which the successor Trustee will notify the Certificateholders, the Seller and the Servicer).

“Custodian” means the Servicer in its capacity as agent of Issuer, as custodian of the Receivable Files.

“Customary Practices and Procedures” means, with respect to the servicing of any Receivable, the customary standards, practices and procedures of the Servicer with respect to the servicing of comparable automotive receivables that such Person services for itself or others and with respect to the functions performed as custodian of a Receivable File, the customary standards, practices and procedures of the Servicer with respect to the functions performed as custodian of comparable automobile receivable files for which such Person serves as custodian for itself or others.

“Cutoff Date” means _________, 200_.

“Cutoff Date Principal Balance” means, with respect to a Receivable, the Amount Financed minus the sum of (i) that portion of all payments (including prepayments) made by or on behalf of the related Obligor prior to the Cutoff Date and allocable to principal using the Simple Interest Method, (ii) any portion of extended warranty contract costs or of physical damage, theft, credit life or disability insurance premiums included in the Amount Financed that was refunded prior to the Cutoff Date and (iii) any prepayment in full or any partial prepayments applied to reduce the principal balance of the Receivable, but only to the extent not included in clause (i).

“Dealer” means with respect to any Receivable, the seller of the related Financed Vehicle.

“Dealer Agreement” means an agreement between an Originator and a Dealer pursuant to which such Originator acquires Motor Vehicle Loans from the Dealer or gives such Dealer the right to induce persons to apply to such Originator for loans in connection with the retail sale of Motor Vehicles by such Dealer.

“Defaulted Receivable” means, with respect to any Collection Period, a Receivable (other than a Purchased Receivable) which Servicer has determined to charge off during such Collection Period in accordance with its customary servicing practices.

“Definitive Certificates” shall have the meaning specified in Section 6.10.

“Delivery” when used with respect to Account Property means:

(a) with respect to bankers’ acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute “instruments” within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery, transfer thereof to the Trustee or Collateral Agent (all references to the Collateral Agent in this definition relate to the Reserve Fund), as applicable, or their respective nominee, agent or custodian by physical delivery to the Trustee or Collateral Agent, as applicable, or its nominee, agent or custodian endorsed to, or registered in the name of, the Trustee or Collateral Agent, as applicable, or their respective nominee, agent or custodian or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC) transfer thereof (i) by delivery of such certificated security endorsed to, or registered in the name of, the Trustee or Collateral Agent, as applicable, or their respective nominee, agent or custodian or endorsed in blank to a financial intermediary (as defined in Section 8-313 of the UCC) and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Trustee or Collateral Agent, as applicable, or their respective nominee, agent or custodian and the sending by such financial intermediary of a confirmation of the purchase of such certificated security by the Trustee or Collateral Agent, as applicable, or their respective nominee, agent or custodian, or (ii) by delivery thereof to a “clearing corporation” (as defined in Section 8-102(3) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of a financial intermediary by the amount of such certificated security, the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the financial intermediary, the maintenance of such certificated securities by such clearing corporation or a “custodian bank” (as defined in Section 8-102(4) of the UCC) or the nominee of either subject to the clearing corporation’s exclusive control, the sending of a confirmation by the financial intermediary of the purchase by the Trustee or Collateral Agent, as applicable, or their respective nominee, agent or custodian of such securities and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Trustee or Collateral Agent, as applicable, or their respective nominee, agent or custodian (all of the foregoing, “Physical Property”), and, in any event, any such Physical Property in registered form shall be in the name of the Trustee or Collateral Agent, as applicable, or their respective nominee, agent or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Account Property to the Trustee or Collateral Agent, as applicable, or their respective nominee, agent or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

(b) with respect to any securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable Federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a financial intermediary which is also a “depository” pursuant to applicable Federal regulations and issuance by such financial intermediary of a deposit advice or other written confirmation of such book-entry registration to the Trustee or Collateral Agent, as applicable, or its nominee, agent or custodian of the purchase by the Trustee or Collateral Agent, as applicable, or its nominee, agent or custodian of such book-entry securities; the making by such financial intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Trustee or Collateral Agent, as applicable, or its nominee, agent or custodian and indicating that such custodian holds such Account Property solely as agent for the Trustee or Collateral Agent, as applicable, or its nominee, agent or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Account Property to the Trustee or Collateral Agent, as applicable, or its nominee, agent or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

(c) with respect to any item of Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the financial intermediary, the sending of a confirmation by the financial intermediary of the purchase by the Trustee or Collateral Agent, as applicable, or its nominee, agent or custodian of such uncertificated security and the making by such financial intermediary of entries on its books and records identifying such uncertificated certificates as belonging to the Trustee or Collateral Agent, as applicable, or its nominee, agent or custodian.

“Depository Agreement” means the agreement among the Seller, the Trustee and DTC, dated _________, 200_.

“Determination Date” with respect to any Distribution Date, means the Business Day preceding the related Distribution Date by two Business Days.

“Distribution Date” means, with respect to each Collection Period, the [15]th day of the following month (or, if such [15]th day is not a Business Day, the next following Business Day), the first such Distribution Date being _________, 200_.

“Distribution Date Statement” means, the statement described in Section 4.7

“DTC” means The Depository Trust Company.

“Eligible Deposit Account” means either (a) an account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution or trust company (which may be Servicer, Trustee, or any of their respective Affiliates) organized under the laws of the United States of America or any one of the states thereof or the District of Columbia and with deposit insurance provided by BIF or SAIF which at all times maintains a long-term deposit rating of at least “Baa3” by Moody’s and having corporate trust powers and acting as trustee for funds deposited therein.

“Eligible Institution” means (a) a depository institution (which may be Servicer, Trustee, or any of their respective Affiliates) organized under the laws of the United States of America or any one of the states thereof or the District of Columbia, if at all times the certificates of deposit, short-term deposits or commercial paper or the long-term unsecured debt obligations (other than such obligation whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depository institution or trust company shall have a credit rating from Moody’s and Standard & Poor’s of “P-1” and “A-1+,” respectively, in the case of the certificates of deposit, short-term deposits or commercial paper, or a rating from Moody’s of at least “Aa2” and from Standard & Poor’s of “AAA” in the case of the long-term unsecured debt obligations, or (b) a depository institution, which may include the Servicer or Trustee, which is acceptable to the Rating Agencies.

“Eligible Investments” means any one or more of the following types of investments:

(a)

instruments, investment property or other property consisting of:

(1)

obligations of or fully guaranteed by the United States of America;

(2)

time deposits, promissory notes or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or domestic branches of foreign depository institutions or trust companies) and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the certificates of deposit or short-term deposits of such depository institution or trust company shall have a credit rating from Moody’s and Standard & Poor’s of “P-1” and “A-1+,” respectively;

(3)

commercial paper (including but not limited to asset backed commercial paper of any affiliate of the Seller) having, at the time of the investment or contractual commitment to invest therein, a rating from Moody’s and Standard & Poor’s of “P-1” and “A-1+” respectively;

(4)

bankers’ acceptances issued by any depository institution or trust company described in clause (a)(2) above; and

(5)

investments in money market funds (including funds for which the Transferor or the Trustee or any of their affiliates is investment manager or advisor) rated “AAA-m” or “AAA-mg” by Standard & Poor’s and “Aaa” by Moody’s, or otherwise approved in writing by each Rating Agency then rating any Certificates;

(b)

demand deposits in any depository institution or trust company referred to in clause (a)(2) above;

(c)

uncertificated securities consisting of shares of an open end diversified investment company which is registered under the Investment Company Act, and which (1) invests its assets exclusively in obligations of or guaranteed by the United States of America or any instrumentality or agency thereof having in each instance a final maturity date of less than one year from their date of purchase or other Eligible Investments, (2) seeks to maintain a constant net asset value per share, (3) has aggregate net assets of not less than $100,000,000 on the date of purchase of such shares and (4) with respect to which each Rating Agency then rating any Certificates confirms in writing that such investment will not cause a downgrade or withdrawal of the ratings of any Certificates; and

(d)

any other investment with respect to which each Rating Agency has provided written notice that such investment would not cause such Rating Agency to downgrade or withdraw its rating of any Certificates.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Entity” means (i) an employee benefit plan, retirement arrangement, individual retirement account or Keogh subject to either Title I of ERISA or Section 4975 of the Code, or (ii) an entity whose source of funds to be used for the purchase of a Class B Certificate includes the assets of any such plan, arrangement or account.

“Event of Servicing Termination” means an event specified in Section 9.1.

“FDIC” means the Federal Deposit Insurance Corporation.

“Final Scheduled Distribution Date” means the __________ Distribution Date.

“Final Scheduled Maturity Date” means __________.

“Financed Vehicle” means a new or used automobile, van or light duty truck, together with all accessions thereto, securing an Obligor’s indebtedness under the respective Receivable.

“Fitch” means Fitch, Inc., or its successors in interest.

“Governmental Authority” shall mean the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Independent Counsel” means, when used with respect to any specified Person, that the Person (a) is in fact independent of the Servicer, the Trust, the Seller and any Affiliate of any of the foregoing Persons and (b) is not an officer or employee of the Servicer, the Trust, the Seller or any Affiliate of any of the foregoing Persons.

“Insolvency Event” means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver (including any receiver appointed under the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended), liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person’s affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

“Insurance” has the meaning specified in Section 3.4.

“Interest Collections” for a Distribution Date shall be the sum of the following amounts with respect to the preceding Collection Period: (i) that portion of all collections on the Receivables allocable to interest in respect of such Collection Period; (ii) Liquidation Proceeds attributable to interest on the Receivables which became Defaulted Receivables during such Collection Period in accordance with the Servicer’s customary servicing procedures, to the extent not included in clause (i) above; (iii) the Purchase Amount of each Receivable that became a Purchased Receivable during such Collection Period to the extent attributable to accrued interest on such Receivable; and (iv) Recoveries received during such Collection Period. Interest Collections for any Distribution Date shall exclude all payments and proceeds (including Liquidation Proceeds) of any Receivable, the Purchase Amount of which has been included in Collections in a prior Collection Period.

“Lien” means a security interest, lien, charge, pledge, or encumbrance of any kind, other than tax liens, mechanics’ liens and any liens that may attach to a Financed Vehicle or Receivable by operation of law as a result of any act or omission by the related Obligor.

“Liquidation Proceeds” means, with respect to any Defaulted Receivable, the moneys collected in respect thereof, from whatever source (other than any proceeds from any Dealer reserve) on a Defaulted Receivable during the Collection Period in which such Receivable became a Defaulted Receivable, net of the sum of any amounts expended by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Defaulted Receivable.

“Motor Vehicle” means a new or used automobile or light truck.

“Motor Vehicle Loan” means a retail installment sales contract secured by a Motor Vehicle originated indirectly by Bank One, National Association through a Dealer.

“Moody’s” means Moody’s Investors Service, Inc., or its successors in interest.

“Obligor” on a Receivable means the purchaser or the co-purchasers of the Financed Vehicle and any other Person who is obligated for the indebtedness arising from such Receivable.

“Officer’s Certificate” means a certificate signed by the chairman of the board, the president, the vice chairman of the board, any executive vice president, any senior vice president or any vice president.

“Opinion of Counsel” means one or more written opinions of counsel who may, except as otherwise expressly provided in this Agreement, be employees of or counsel to the Seller or the Servicer and who shall be reasonably satisfactory to the Trustee, and which opinion or opinions shall be addressed to the Trustee as Trustee, and shall be in form and substance satisfactory to the Trustee; provided, however, that any opinion regarding the status of the Trust as a grantor trust for federal income tax purposes shall be delivered by Independent Counsel.

“Original Class A Principal Balance” means $_________________.

“Original Class B Principal Balance” means $_________________.

“Original Pool Balance” means the aggregate Cutoff Date Principal Balance of the Receivables, which is $_________________.

“Original Principal Balance” means the sum of the Original Class A Principal Balance and the Original Class B Principal Balance.

“Originator” means ________.

“Person” means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

“Physical Damage Insurance Policy” means a theft and physical damage insurance policy maintained by the Obligor under a Receivable, providing coverage against loss or damage to or theft of the related Financed Vehicle.

“Physical Property” has the meaning assigned to such term in the definition of “Delivery” above.

“Plan” has the meaning specified in Section 6.3.

“Pool Balance” as of the close of business on the last day of a Collection Period means the aggregate Principal Balance of the Receivables (excluding Purchased Receivables and Defaulted Receivables).

“Principal Balance” of a Receivable, as of the close of business on the last day of a Collection Period, means the Amount Financed minus the sum of (i) that portion of all payments made by or on behalf of the related Obligor on or prior to such day and allocable to principal using the Simple Interest Method, (ii) any refunded portion of extended warranty contract costs or of physical damage, theft, credit life or disability insurance premiums included in the Amount Financed, (iii) any payment of the Purchase Amount with respect to the Receivable allocable to principal and (iv) any prepayment in full or any partial prepayments applied to reduce the principal balance of the Receivable, but only to the extent not included in clause (i).

“Principal Collections” for a Distribution Date shall be the sum of the following amounts with respect to the preceding Collection Period: (i) that portion of all collections on the Receivables allocable to principal in respect of such Collection Period; (ii) all Liquidation Proceeds attributable to the principal amount of Receivables which became Defaulted Receivables during such Collection Period in accordance with the Customary Practices and Procedures only to the extent not included in clause (i) above; (iii) the Purchase Amount of each Receivable repurchased by the Seller or purchased by the Servicer during such Collection Period, to the extent attributable to principal; and (iv) partial prepayments on Receivables in respect of such Collection Period relating to refunds of extended warranty contract costs or of credit life or disability insurance policy premiums, but only if such costs or premiums were financed by the respective Obligor and only to the extent not included in clause (i) above.

Principal Collections on any Distribution Date shall exclude all payments and proceeds (including Liquidation Proceeds) of any Receivable, the Purchase Amount of which has been included in Collections in a prior Collection Period.

“Purchase Agreement” means the agreement dated as of _______, 200_ between Bank One, National Association and Seller under which Bank One, National Association sold the Receivables to the Seller.

“Purchase Amount” means the amount, as of the close of business on the last day of a Collection Period, required to prepay in full a Receivable under the terms thereof including interest at the APR to the end of the month of purchase.

“Purchased Receivable” means, on any date of determination, a Receivable as to which payment of the Purchase Amount has been made by the Seller or the Servicer pursuant to this Agreement.

“Rating Agency” means either S&P, Moody’s or Fitch. If no such organization or successor is any longer in existence, “Rating Agency” shall be a nationally recognized statistical rating organization or other comparable Person designated by the Seller, notice of which designation shall be given to the Trustee, the Collateral Agent and the Servicer.

“Rating Agency Condition” means, with respect to any action, that each Rating Agency shall have been given 10 days’ prior notice thereof (or such shorter period as shall be acceptable to the Rating Agencies) and that neither of the Rating Agencies shall have notified the Seller, the Servicer or the Trustee in writing prior to the expiration of such 10-day period that such action will, in and of itself, result in a reduction or withdrawal of the then current rating of either class of Certificates. With respect to Section 4.2, the Rating Agency Condition shall be deemed to be satisfied on the Closing Date after receipt of a letter from each Rating Agency dated such date stating that the Class A Certificates are rated in the highest investment rating category and the Class B Certificates are rated at least “A” or its equivalent.

“Realized Losses” means, for any period, the excess of the Principal Balance of any Defaulted Receivable over Liquidation Proceeds to the extent allocable to principal.

“Receivable” means any Contract listed on Schedule A (which Schedule may be in the form of microfiche), but excluding Defaulted Receivables and Purchased Receivables.

“Receivable File” means, with respect to a Receivable, the documents, specified in Section 2.4.

“Record Date” means, in respect of each Collection Period and the related Distribution Date, the last day of the calendar month immediately preceding such Distribution Date.

“Recoveries” with respect to any Collection Period, means all monies received by the Servicer with respect to any Defaulted Receivable during any Collection Period following the Collection Period in which such Receivable became a Defaulted Receivable, net of the sum of (i) any expenses incurred by the Servicer in connection with the collection of such Receivable and the disposition of the Financed Vehicle (to the extent not previously reimbursed) and (ii) any payments required by law to be remitted to the Obligor, but, in any event, not less than zero.

“Required Rating” means a rating with respect to short term deposit obligations of at least “P-1” by Moody’s and at least “A-1” by Standard & Poor’s.

“Requirement of Law” for any Person shall mean the certificate of incorporation or articles of association and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether federal, state or local (including, without limitation, usury laws, the federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

“Reserve Fund” means the fund established and maintained as such pursuant to Section 4.1(b).

“Reserve Fund Deposit” means, with respect to the Closing Date, $___________.

“S&P” or “Standard & Poor’s” means Standard & Poor’s Ratings Services, a Division of The McGraw-Hill Companies, Inc., or its successors in interest.

“Schedule of Receivables” means each list attached hereto as Schedule A identifying the Receivables conveyed by the Seller, which list may be in the form of microfiche, or computer readable tape or diskette.

“Seller” means Bank One Auto Securitization LLC, as the seller of the Receivables, and each successor to Bank One Auto Securitization LLC (in the same capacity) pursuant to Section 7.4.

“Servicer” means Bank One, National Association, the servicer of the Receivables, and each successor to Bank One, National Association (in the same capacity) pursuant to Section 8.3, and each successor Servicer appointed and acting pursuant to Section 9.2.

“Servicer’s Certificate” has the meaning specified in Section 3.9.

“Servicing Fee” means, with respect to any Distribution Date, the fee payable to the Servicer for services rendered during such Collection Period, determined pursuant to Section 3.8.

“Servicing Fee Rate” shall be 1.00% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months.

“Simple Interest Method” means the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the APR multiplied by the unpaid principal balance multiplied by the period of time elapsed since the preceding payment of interest was made and the remainder of such payment is allocable to principal.

“Specified Reserve Balance” means, for any Distribution Date, the lesser of (a) $_________ and (b) the sum of the Class A Principal Balance and the Class B Principal Balance (after giving effect to any distributions on the Certificates on such Distribution Date

“STAMP” has the meaning specified in Section 6.3.

“State” means any state in the United States of America.

“Supplemental Servicing Fee” has the meaning specified in Section 3.8.

“Transfer Date” means, with respect to any Distribution Date, the Business Day preceding such Distribution Date.

“Trust” means the Bank One Auto Securitization Trust 200_-_ created by this Agreement.

“Trustee” means _________________________, a ______________________, as Trustee under this Agreement, or any successor, and any successor Trustee appointed and acting pursuant to Sections 10.10 and 10.11.

“Trust Property” means (i) the Receivables, and all monies received thereon after the Cutoff Date; (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of Seller in the Financed Vehicles and any other property that shall secure the Receivables; (iii) any proceeds with respect to the Receivables from claims on any insurance policies covering Financed Vehicles or the Obligors or from claims under any lender’s single interest insurance policy naming Bank One, National Association as an insured; (iv) any rebates of premiums relating to Insurance Policies and rebates of other items such as extended warranties financed under the Receivables, in each case, to the extent the Servicer would, in accordance with its customary practices, apply such amounts to the Principal Balance of the related Receivable; (v) any proceeds from (a) any Receivable repurchased by a Dealer, pursuant to a Dealer Agreement or (b) a default by an Obligor resulting in the repossession of the Financed Vehicle under the applicable Motor Vehicle Loan; (vi) all funds on deposit from time to time in the Collection Account, the Class A Distribution Account and the Class B Distribution Account, and in all investments and proceeds thereof (but excluding all investment income thereon); (vii) the Seller’s rights and benefits, but none of its obligations or burdens, under the Purchase Agreement, including the right of Seller to cause Bank One, National Association to repurchase Receivables from Seller pursuant to the Purchase Agreement; (viii) any instrument or document relating to the Receivables; and (ix) the proceeds of any and all of the foregoing.

“UCC” means the Uniform Commercial Code as in effect in the relevant jurisdiction.

SECTION 1.2  Usage of Terms.

(a)

All terms defined in this Agreement shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b)

As used in this Agreement, in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such instrument, certificate or other document, and accounting terms partly defined in this Agreement or in any such instrument, certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such instrument, certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such instrument, certificate or other document shall control.

(c)

The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term “including” shall mean “including without limitation.”

(d)

The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

SECTION 1.3  Calculations.  Except as otherwise specifically provided herein, all calculations of the amount of interest accrued on the Certificates during any Collection Period and all calculations of the amount of the Servicing Fee payable with respect to a Collection Period shall be made on the basis of a 360-day year consisting of twelve 30-day months.

SECTION 1.4  References.  All references to the first day of a Collection Period shall refer to the opening of business on such day. All references to the last day of a Collection Period shall refer to the close of business on such day.

SECTION 1.5  References to the Trust.  Whenever any provision of this Agreement refers to actions to be taken by the Trust, matters to be consented to by the Trust or deliveries or notices to the Trust, such provision shall be deemed to refer to actions to be taken by the Trustee, matters to be consented to by the Trustee or deliveries or notices to the Trustee.

SECTION 1.6  Action by or Consent of Certificateholders.  Whenever any provision of this Agreement refers to action to be taken or consented to by Certificateholders, such provision shall be deemed to refer to Certificateholders of record as of the Record Date immediately preceding the date on which such action is to be taken or consented to by Certificateholders.

ARTICLE II.

The Trust Property

SECTION 2.1  Conveyance of Trust Property.  In consideration of the Trustee’s delivery to, or upon the written order of, the Seller of authenticated Certificates, in authorized denominations, in an aggregate amount equal to the Original Principal Balance, the Seller does hereby sell, transfer, assign and convey to the Trustee, upon the terms and conditions hereof, the Trust Property to the Trustee on behalf of the Trust, without recourse.

SECTION 2.2  Representations and Warranties as to Each Receivable.  The Seller makes the following representations and warranties as to each Receivable conveyed by the Seller to the Trustee hereunder on which the Trustee shall conclusively rely in accepting the Trust Property on behalf of the Trust and authenticating the Certificates. Unless otherwise indicated, such representations and warranties are being made as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Receivables and the other Trust Property to the Trustee on behalf of the Trust.

(a)

Bank One, National Association has made the representations and warranties set forth in Section 3.3 of the Purchase Agreement, and has consented to the assignment by Seller to Trust of Seller’s rights with respect thereto. Pursuant to Section 2.1 of this Agreement, Seller has transferred to the Trust all of Seller’s right, title and interest in, to and under the Purchase Agreement, including the representations and warranties of Bank One, National Association therein, upon which Trust relies in accepting the Receivables, together with all rights of Seller with respect to any breach thereof, including the right to require Bank One, National Association to purchase Receivables in accordance with the Purchase Agreement.

(b)

Seller hereby makes the following representations and warranties as to each Receivable conveyed by it to Trust hereunder on which Trust shall rely in acquiring the Receivables.  Unless otherwise indicated, such representations and warranties shall speak as of the Closing Date, but shall survive the transfer and assignment of the Receivables to Trust.

(i)

It is the intention of Seller that the transfer and assignment herein contemplated constitute a sale of the Receivables from Seller to Trust and that the beneficial interest in and title to the Receivables not be part of Seller’s estate in the event of the filing of a bankruptcy petition by or against Seller under any bankruptcy law. No Receivable has been sold, transferred, assigned, or pledged by Seller to any Person other than Trust. Immediately prior to the transfer and assignment herein contemplated, Seller had good and marketable title to the Receivable free and clear of any Lien and had full right and power to transfer and assign the Receivable to Trust and immediately upon the transfer and assignment of the Receivable to Trust, Trust shall have good and marketable title to the Receivable, free and clear of any Lien; and Trust’s interest in the Receivable resulting from the transfer has been perfected under the UCC.

(ii)

As of the Closing Date, Seller shall not have taken any action to convey any right to any Person that would result in such Person having a right to payments received under the insurance policies or Dealer Agreements, or payments due under the Receivable, that is senior to, or equal with, that of Trust.

(iii)

By the Closing Date, Seller shall have caused the portions of Seller’s electronic master record of Motor Vehicle Loans relating to the Receivables to be clearly and unambiguously marked to show that the Receivables are owned by Trust in accordance with the terms of this Agreement.

SECTION 2.3  Repurchase upon Breach.  The Seller, the Servicer or the Trustee, as the case may be, shall inform the other parties to this Agreement promptly, in writing, upon the discovery of any breach of representations and warranties made by Bank One, National Association in Section 3.3 of the Purchase Agreement or made by the Seller in Section 2.2. With respect to this Agreement in the case of the Trustee, “discovery” shall mean actual knowledge by an Authorized Officer of the Trustee. Unless any such breach shall have been cured within 60 days (or if the Seller elects, the 30th day) following the discovery thereof by the Trustee or receipt by the Trustee of written notice from the Seller or the Servicer of such breach, the Seller shall be obligated to repurchase any Receivable in which the interests of the Certificateholders are materially and adversely affected by any such breach as of such last day of such Collection Period at a purchase price equal to the Purchase Amount for such Receivable as of such last day of such Collection Period, which amount shall be deposited in the Collection Account, and, with respect to breaches of any representation or warranty made by Bank One, National Association in Section 3.3 of the Purchase Agreement, Seller shall enforce the obligation of Bank One, National Association under the Purchase Agreement to purchase the affected Receivables. Notwithstanding the foregoing, any such breach or failure with respect to the representations and warranties contained in Section 2.1 will not be deemed to have such a material and adverse effect with respect to a Receivable if the facts resulting in such breach or failure do not affect the ability of Trust to receive and retain payment in full on such Receivable. In consideration of the repurchase of a Receivable hereunder, Seller shall remit the Purchase Amount of such Receivable, no later than the close of business on the next Transfer Date, in the manner specified in Section 3.3. The sole remedy (except as provided in Section 4.2 of the Purchase Agreement and Section 7.3 of this Agreement) of the Trust, the Trustee, or the Certificateholders with respect to a breach or failure to be true of the representations or warranties made by Seller pursuant to Section 2.2 shall be to require Seller to repurchase Receivables pursuant to this Section; provided that this Section shall not limit the right of the Servicer and the Trustee to enforce (or to cause Seller to enforce) the obligation of Bank One, National Association pursuant to the Purchase Agreement.

With respect to all Receivables repurchased pursuant to this Section 2.3, Trust shall assign to Bank One, National Association or Seller, as applicable, without recourse, all of Trust’s right, title and interest in and to such Receivables and all security and documents, relating thereto.

SECTION 2.4  Custody of Receivables Files.  (a) Custody. To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Trustee, upon the execution and delivery of this Agreement, revocably appoints Custodian, as agent, and Custodian accepts such appointment, to act as agent on behalf of the Trustee to maintain custody of the following documents or instruments, which are hereby constructively delivered to the Trustee with respect to each Receivable (collectively, a “Receivable File”):

(i)

the fully executed original Receivable;

(ii)

the original credit application, fully executed by the Obligor or a photocopy thereof, or a record thereof on a computer file, diskette or on microfiche;

(iii)

the original certificate of title, or such other documents as Bank One, National Association keeps on file, in accordance with its customary procedures, evidencing the security interest of Bank One, National Association in the Financed Vehicle;

(iv)

originals or true copies of all documents, instruments or writings relating to extensions, amendments or waivers of the Receivable or a photocopy thereof, or a record thereof on a computer file, diskette or on microfiche; and

(v)

any and all other documents or electronic records that Bank One, National Association or Servicer, as the case may be, keeps on file, in accordance with its customary procedures, relating to the Receivable, any insurance policies, the Obligor or the Financed Vehicle.

SECTION 2.5  Duties of Servicer as Custodian.  (a) Safekeeping. Servicer, in its capacity as Custodian, shall hold the Receivable Files as agent on behalf of the Trustee and maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable as shall enable Servicer and Trust to comply with the terms and provisions of this Agreement applicable to them. In performing its duties as Custodian hereunder, Custodian shall act with reasonable care, exercising the degree of skill, attention and care that Custodian exercises with respect to receivable files relating to other similar motor vehicle loans owned and/or serviced by Custodian and that is consistent with industry standards. In accordance with its customary practice with respect to its retail installment sale contracts, Custodian shall maintain the Receivable Files in such a manner as shall enable the Trustee to verify, if the Trustee so elects, the accuracy of the record keeping of Custodian.  Custodian shall promptly report to Trustee any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided, and promptly take appropriate action to remedy any such failure. Custodian hereby acknowledges receipt of the Receivable File for each Receivable listed on the Schedule of Receivables. Nothing herein shall be deemed to require the Trustee to verify the accuracy of the record keeping of the Custodian.

(b)

Maintenance of and Access to Records. Custodian shall maintain each Receivable File at the location specified in Schedule B to this Agreement, or at such other office of Custodian within the United States (or, in the case of any successor Custodian, within the State in which its principal place of business is located) as shall be specified to the Trustee by 30 days’ prior written notice.  Custodian shall make available to the Trustee and their respective agents (or, when requested in writing by the Trustee, their respective attorneys or auditors) the Receivable Files and the related accounts, records and computer systems maintained by Custodian at such times as the Trustee shall instruct for purposes of inspecting, auditing or making copies of abstracts of the same, but only upon reasonable notice and during the normal business hours at the respective offices of Custodian.

(c)

Release of Documents. Upon written instructions from the Trustee, Custodian shall release any document in the Receivable Files to the Trustee or its respective agent or designee, as the case may be, at such place or places as the Trustee may designate, as soon thereafter as is practicable. Any document so released shall be handled the Trustee with due care and returned to Custodian for safekeeping as soon as the Trustee or its respective agent or designee, as the case may be, shall have no further need therefor.

(d)

Title to Receivables. Custodian agrees that, in respect of any Receivable File held by Custodian hereunder, Custodian will not at any time have or in any way attempt to assert any interest in such Receivable File or the related Receivable, other than solely for the purpose of collecting or enforcing the Receivable for the benefit of Trust and that the entire equitable interest in such Receivable and the related Receivable File shall at all times be vested in Trust.

(e)

Instructions; Authority to Act. Custodian shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by an Authorized Officer of the Trustee. A certified copy of excerpts of certain resolutions of the board of directors of the Trustee shall constitute conclusive evidence of the authority of any such Authorized Officer to act and shall be considered in full force and effect until receipt by Custodian of written notice to the contrary given by the Trustee.

SECTION 2.6  Instructions; Authority To Act.  The Servicer shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by an Authorized Officer of the Trustee.

SECTION 2.7  Custodian’s Indemnification.  Custodian shall indemnify and hold harmless the Trust, the Trustee (individually and in such capacity), and each of their respective officers, directors, employees and agents and the Holders from and against any and all liabilities, obligations, losses, compensatory damages, payments, costs or expenses (including reasonable legal fees and expenses if any) of any kind whatsoever that may be imposed on, incurred or asserted against Trust, the Trustee or the Holders as the result of any act or omission of the Custodian relating to the maintenance and custody of the Receivable Files; provided that the Custodian shall not be liable hereunder to the Trustee to the extent that such liabilities, obligations, losses, compensatory damages, payments, costs or expenses result from the willful misfeasance, bad faith or negligence of the Trustee, as the case may be. Indemnification under this subsection (g) shall survive termination of this Agreement and the resignation or removal of the Trustee, as the case may be. If the Custodian shall have made any indemnity payments to the Trustee pursuant to this Section and the Trustee thereafter shall collect any of such amounts from Persons other than the Custodian, the Trustee, as the case may be, shall, as soon as practicable following such receipt thereof, repay such amounts to the Custodian, without interest.

SECTION 2.8  Effective Period and Termination.  Servicer’s appointment as the Custodian shall become effective as of the Cutoff Date and shall continue in full force and effect until terminated pursuant to this subsection (h). If Servicer shall resign as Servicer in accordance with Section 8.5 or if all of the rights and obligations of Servicer shall have been terminated under Section 9.1, the appointment of Servicer as Custodian hereunder may be terminated by the Trustee or by Certificateholders evidencing greater than 25% of the aggregate outstanding principal balance of the Class A Certificates and Class B Certificates taken together as a single class, in each case in the same manner as the Trustee or such Holders may terminate the rights and obligations of Servicer under Section 9.1. The Trustee or the Certificateholders evidencing greater than 50% of the Class A Principal Balance and the Class B Principal Balance (voting together as one class), may terminate Servicer’s appointment as Custodian hereunder at any time with cause.  As soon as practicable after any termination of such appointment Servicer shall deliver, or cause to be delivered, the Receivable Files to the Trustee or its respective agent or designee at such place or places as the Trustee may reasonably designate.  Notwithstanding any termination of Servicer as Custodian hereunder (other than in connection with a termination resulting from the termination of Servicer, as such, pursuant to Section 9.1), from and after the date of such termination, and for so long as Servicer is acting as such pursuant to this Agreement, the Trustee shall provide, or cause the successor Custodian to provide, access to the Receivable Files to Servicer, at such times as Servicer shall reasonably request, for the purpose of carrying out its duties and responsibilities with respect to the servicing of the Receivables hereunder.

ARTICLE III.

Administration and Servicing of the Trust Property

SECTION 3.1  Duties of Servicer.  (a)  Servicer is hereby authorized to act as agent for the Trust and in such capacity shall manage, service, administer and make collections on the Receivables (other than Purchased Receivables), and perform the other actions required by Servicer under this Agreement, with reasonable care. Without limiting the standard set forth in the preceding sentence, Servicer shall use a degree of skill, attention and care that is not less than Servicer exercises with respect to comparable Motor Vehicle Loans that it services for itself or others and that is consistent with prudent industry standards. Servicer’s duties shall include the collection and posting of all payments, responding to inquiries by Obligors on the Receivables, or by federal, state or local governmental authorities, investigating delinquencies, sending payment coupons or monthly invoices to Obligors, reporting required tax information to Obligors, accounting for Collections, furnishing monthly and annual statements to the Trustee with respect to distributions, providing collection and repossession services in the event of Obligor default and performing the other duties specified herein.

Without limiting the generality of the foregoing, Servicer is hereby authorized and empowered by the Trust to execute and deliver, on behalf of itself, the Trust, the Trustee and the Holders, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables or to the Financed Vehicles, all in accordance with this Agreement; provided that notwithstanding the foregoing, Servicer shall not, except pursuant to an order from a court of competent jurisdiction, release an Obligor from payment of any unpaid amount under any Receivable or waive the right to collect the unpaid balance of any Receivable from the Obligor, except in connection with a de minimis deficiency which Servicer would not attempt to collect in accordance with its customary procedures. If Servicer shall commence a legal proceeding to enforce a Receivable, the Trust shall thereupon be deemed to have automatically assigned such Receivable to Servicer, which assignment shall be solely for purposes of collection. The Trustee shall furnish Servicer with any powers of attorney and other documents or instruments necessary or appropriate to enable Servicer to carry out its servicing and administrative duties hereunder.

Servicer may, at any time without notice (except that Servicer shall give written notice to each Rating Agency and the Trustee of any delegation outside the ordinary course of business or of a substantial portion of its servicing business) or consent, delegate (i) any or all duties under this Agreement to any Person that is an Affiliate of the Servicer, so long as Bank One, National Association acts as Servicer, or (ii) specific duties to sub-contractors who are in the business of performing such duties; provided that no such delegation shall relieve Servicer of its responsibility with respect to such duties and Servicer shall remain obligated and liable to the Trust, the Trustee and the Holders for servicing and  administering the Receivables in accordance with this Agreement as if Servicer alone were performing such duties.

SECTION 3.2  Collection and Allocation of Receivable Payments.  (a)  Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due, and otherwise act with respect to the Receivables, the Physical Damage Insurance Policies, the Dealer Agreements and related property in such manner as will, in the reasonable judgment of Servicer, maximize the amount to be received by the Trust with respect thereto, in accordance with the standard of care required by Section 3.1. Servicer shall be entitled to grant extensions, rebates or adjustments on a Receivable, or amend or modify any Receivable in accordance with its customary procedures if Servicer believes in good faith that such amendment or modification is not adverse to the the Trust; provided that Servicer may not, unless ordered by a court of competent jurisdiction or otherwise required by applicable law, (i) extend a Receivable beyond the last day of the Collection Period preceding the Final Scheduled Distribution Date or (ii) reduce the Principal Balance or Contract Rate of any Receivable. If Servicer fails to comply with the provisions of the preceding sentence, Servicer shall be required to purchase the Receivable or Receivables affected thereby, for the Purchase Amount, in the manner specified in Section 3.7 as of the last day of the Collection Period in which such failure occurs. Servicer may, in its discretion (in accordance with its customary standards, policies and procedures), waive any prepayment charge, late payment charge, extension fee or any other fee that may be collected in the ordinary course of servicing a Receivable.

(a)

If in the course of collecting payments under the Receivables, Servicer determines to set off any obligation of Servicer to an Obligor against an amount payable by the Obligor with respect to such Receivable, Servicer shall deposit the amount so set off in the Collection Account, no later than the close of business on the Transfer Date for the Collection Period in which the set-off occurs. All references herein to payments or Liquidation Proceeds collected by Servicer shall include amounts set-off by Servicer.

SECTION 3.3  Realization upon Receivables.  Servicer shall use reasonable efforts, consistent with its customary standards, to repossess and liquidate the Financed Vehicle securing any Defaulted Receivable as soon as feasible after such Receivable becomes a Defaulted Receivable, in accordance with the standard of care required by Section 3.1. In taking such action, Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of Motor Vehicle Loans, and as are otherwise consistent with the standard of care required under Section 3.1, which shall include exercising any rights under the Dealer Agreements and selling the Financed Vehicle at public or private sale. Servicer shall be entitled to recover all reasonable expenses incurred by it in the course of repossessing and liquidating a Financed Vehicle into cash proceeds or pursuing any deficiency claim against the related Obligor, but only out of the cash proceeds of such Financed Vehicle or any deficiency obtained from the Obligor. The foregoing shall be subject to the provision that, in any case in which a Financed Vehicle shall have suffered damage, Servicer shall not expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession will increase the Liquidation Proceeds of the related Receivable by an amount equal to or greater than the amount of such expenses.

If Servicer elects to commence a legal proceeding to enforce a Dealer Agreement, the act of commencement shall be deemed to be an automatic assignment from the Trust to Servicer of the rights under such Dealer Agreement. If, however, in any enforcement suit or legal proceeding, it is held that Servicer may not enforce a Dealer Agreement on the grounds that it is not a real party in interest or a Person entitled to enforce the Dealer Agreement, the Trustee, on behalf of the Trust, at Servicer’s expense, or Seller, at Servicer’s expense, shall take such steps as Servicer deems necessary to enforce the Dealer Agreement, including bringing suit in the Trust’s name or the name of the Trustee.

SECTION 3.4  Physical Damage Insurance.  (a)  The Receivables require that each Financed Vehicle be insured under a Physical Damage Insurance Policy.  If Servicer receives notice that an Obligor has failed to obtain or maintain a Physical Damage Insurance Policy covering the related Financed Vehicle, Servicer shall use reasonable efforts in accordance with its customary servicing procedures to enforce the rights of the holder of the Receivable under the Receivable to require the Obligor to obtain such physical damage insurance, provided that Servicer shall not be required to take such actions if there is in place a lender’s single interest policy with respect to the related Financed Vehicle that complies with Servicer’s customary requirements. It is understood that Servicer will not “force-place” any Physical Damage Insurance Policy on any Financed Vehicle.

(a)

Servicer may sue to enforce or collect upon the Physical Damage Insurance Policies, in its own name, if possible, or as agent for the Trust. If Servicer elects to commence a legal proceeding to enforce a Physical Damage Insurance Policy, the act of commencement shall be deemed to be an automatic assignment of the rights of the Trust under such Physical Damage Insurance Policy to Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that Servicer may not enforce a Physical Damage Insurance Policy on the grounds that it is not a real party in interest or a holder entitled to enforce the Physical Damage Insurance Policy, the Trustee, on behalf of the Trust, at Servicer’s expense and written direction, or Seller, at Servicer’s expense, shall take such steps as Servicer deems necessary to enforce such Physical Damage Insurance Policy, including bringing suit in the Trust’s name or the name of the Trustee. Servicer shall make all claims and enforce its rights under any lender’s single interest insurance policy (to the extent such claims or rights relate to Receivables) for the benefit of the Trust and shall treat as Collections all related proceeds of such policies.

SECTION 3.5  Maintenance of Security Interests in Financed Vehicles.  Servicer, in accordance with Customary Practices and Procedures, shall take such reasonable steps as are necessary and as are consistent with its customary business practices to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle for the benefit of the Trust the Trustee. The Trust hereby authorizes Servicer, and Servicer hereby agrees, to take such reasonable steps as are necessary and as are consistent with its customary business practices to re-perfect such security interest on behalf of the Trust in the event Servicer receives notice of the relocation of a Financed Vehicle.

SECTION 3.6  Covenants of Servicer.  Servicer makes the following covenants on which the Trust relies in acquiring the Receivables:

(a)

Security Interest to Remain in Force. Servicer shall not release any Financed Vehicle from the security interest granted by the related Receivable in whole or in part, except upon payment in full of the Receivable or as otherwise contemplated herein.

(b)

No Impairment. Servicer shall not impair in any material respect the rights of the Trust or the Holders in the Receivables, the Dealer Agreements or the Physical Damage Insurance Policies or, subject to clause (c), otherwise amend or alter the terms thereof if, as a result of such amendment or alteration, the interests of the Trust and the Holders hereunder would be materially adversely affected.

(c)

Amendments. Servicer shall not amend or otherwise modify any Receivable (including the grant of any extension thereunder), except in accordance with Section 3.2.

SECTION 3.7  Purchase of Receivables upon Breach.  Seller, Servicer, Trustee, as the case may be, shall inform the other parties promptly, in writing, upon the discovery (or, in the case of the Trustee, upon actual knowledge of a Responsible Officer) of any breach by Servicer of its covenants under Section 3.5 or 3.6; provided that the failure to give such notice shall not affect any obligation of Servicer. Unless the breach shall have been cured by the last day of the Collection Period which includes the 60th day (or the 30th day, if Servicer so elects) after the date on which Servicer becomes aware of, or receives written notice of, such breach, and such breach materially and adversely affects the interests of the Trust and the Holders in any Receivable, Servicer shall purchase such Receivable from the Trust as of the last day of the Collection Period at a purchase price equal to the Purchase Amount for such Receivable as of the last day of such Collection Period; provided that in the case of a breach of the covenant contained in Section 3.6(c), Servicer shall be obligated to purchase the affected Receivable or Receivables on the Business Day preceding the Transfer Date immediately succeeding the Collection Period during which Servicer becomes aware of, or receives written notice of, such breach. In consideration of the purchase of a Receivable hereunder, Servicer shall remit the Purchase Amount of such Receivable in the manner specified in Section 3.3. The sole remedy (except as provided in Section 8.2) of the Trust, the Trustee or the Holders against Servicer with respect to a breach pursuant to Section 3.5 or 3.6 shall be to require Servicer to repurchase Receivables pursuant to this Section.

With respect to all Receivables purchase pursuant to this Section 3.7, the Trust shall assign to Servicer, without recourse, representation or warranty, all of the Trust’s right, title and interest in and to such Receivables and all security and documents relating thereto.

SECTION 3.8  Servicing Fee.  The servicing fee for each Distribution Date shall equal the product of (i) one-twelfth, (ii) the Servicing Fee Rate and (iii) the Pool Balance as of the opening of business on the first day of the related Collection Period (the “Servicing Fee”). Servicer shall also be entitled to retain any late fees, extension fees, prepayment charges and certain non-sufficient funds charges and other administrative fees or similar charges allowed by applicable law with respect to Receivables collected (from whatever source) on the Receivables and shall be paid any interest earned on deposits in the Trust Accounts (the “Supplemental Servicing Fee”).  It is understood and agreed that Available Collections shall not include any amounts retained by Servicer which constitute Supplemental Servicing Fees.  The Servicing Fee in respect of a Collection Period (together with any portion of the Servicing Fee that remains unpaid from prior Distribution Dates), if the Rating Agency Condition is satisfied, may be paid at the beginning of such Collection Period out of Collections for such Collection Period.

SECTION 3.9  Servicer’s Certificate.  (a) On each Determination Date, the Servicer shall deliver to the Trustee and the Seller, with a copy to the Rating Agencies, an Officer’s Certificate of the Servicer (the “Servicer’s Certificate”) containing all information necessary to make the distributions pursuant to Sections 4.5 and 4.6 (including amounts required to be transferred from the Reserve Fund to the Collection Account) for the Collection Period preceding the date of such Servicer’s Certificate. Receivables to be purchased by the Servicer or to be repurchased by the Seller shall be identified by the Servicer by account number with respect to such Receivable (as specified in Schedule A).

(b)

Servicer shall provide the Trustee with a database file for the Receivables at or prior to the Closing Date (but with information as of the close of business on the Cutoff Date).

SECTION 3.10  Annual Statement as to Compliance; Notice of Default.  (a) Servicer shall deliver to the Trustee and each Rating Agency, on or before February 28th of each year beginning on February 200_, an Officer’s Certificate, dated as of December 31 of the preceding year, stating that (i) a review of the activities of Servicer during the preceding 12-month period (or, in the case of the first such report, during the period from the Closing Date to December 31, 200_) and of its performance under this Agreement has been made under such officer’s supervision and (ii) to the best of such officer’s knowledge, based on such review, Servicer has fulfilled all its obligations in all material respects under this Agreement throughout such year or, if there exists any uncured default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such certificate and the report referred to in Section 3.11 may be obtained by any Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

(b)

Servicer shall deliver to the Trustee and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice in an Officer’s Certificate of any event which constitutes, or with the giving of notice or lapse of time, or both, would become a Event of Servicing Termination under Section 8.1.

SECTION 3.11  Annual Statement as to Compliance; Notice of Default.  (a) Servicer shall deliver to the Trustee and each Rating Agency, on or before February 28th of each year beginning on February 200_, an Officer’s Certificate, dated as of December 31 of the preceding year, stating that (i) a review of the activities of Servicer during the preceding 12-month period (or, in the case of the first such report, during the period from the Closing Date to December 31, 200_) and of its performance under this Agreement has been made under such officer’s supervision and (ii) to the best of such officer’s knowledge, based on such review, Servicer has fulfilled all its obligations in all material respects under this Agreement throughout such year or, if there exists any uncured default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such certificate and the report referred to in Section 4.11 may be obtained by any Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

(b)

Servicer shall deliver to the Trustee and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice in an Officer’s Certificate of any event which constitutes, or with the giving of notice or lapse of time, or both, would become a Event of Servicing Termination under Section 8.1.

SECTION 3.12  Annual Independent Certified Public Accountants’ Report.  The Servicer shall cause a firm of independent certified public accountants (who may also render other services to the Servicer or Seller) to deliver to the Seller, the Trustee and each Rating Agency on or before February 28th of each year beginning in February 200_, a report to the effect that, as to objectively determinable matters, such firm has examined the Servicer’s assertion that it has fulfilled its obligations in all material respects under this Agreement for the twelve months ended December 31 of the preceding year (or, in the case of the first such certificate, from the Closing Date until December 31, 200_) set forth in the Officer’s Certificate delivered pursuant to Section 3.10(a), and that (1) such examination was made in accordance with the standards established by the American Institute of Certified Public Accountants, (2) except as described in the report, the assertions in the Officer’s Certificate are, as to objectively determinable matters, fairly stated in all material respects and (3) that the firm is independent of Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

In the event such firm requires the Trustee to agree to the procedures performed by such firm, Servicer shall direct the Trustee, as the case may be, in writing to so agree; it being understood and agreed that the Trustee, as the case may be, will deliver such letter of agreement in conclusive reliance upon the direction of Servicer, and the Trustee, as the case may be, need not make any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

SECTION 3.13  Access to Certain Documentation and Information Regarding Receivables.  Servicer shall provide to the Trustee and the Certificateholders, access to the Receivable Files, in such cases where the Certificateholders shall be required by applicable statutes or regulations to review such documentation as demonstrated by evidence satisfactory to Servicer in its reasonable judgment. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the respective offices of Servicer. Nothing in this Section shall affect the obligation of Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section. Any Holder, by its acceptance of a Certificate shall be deemed to have agreed to keep any information obtained by it pursuant to this Section confidential and not to use such information for any other purpose, except as required by applicable law.

SECTION 3.14  Servicer Expenses.  Except as otherwise provided herein, Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of the Trustee, independent accountants, taxes imposed on Servicer and expenses incurred in connection with distributions and reports to Certificateholders.

SECTION 3.15  Reports to the Commission.  Servicer shall, on behalf of the Trust, execute and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder. Seller shall, at its expense, cooperate in any reasonable request made by Servicer in connection with such filings.

SECTION 3.16  Reports to the Rating Agencies.  Servicer shall deliver to each Rating Agency a copy of all reports or notices furnished or delivered pursuant to this Article and a copy of any amendments, supplements or modifications to this Agreement and any other information reasonably requested by such Rating Agency to monitor this transaction.

ARTICLE IV.

Distributions; Reserve Fund; Statements to Certificateholders

SECTION 4.1  Establishment of Accounts.  (a)  (i)  The Trustee shall establish and maintain in the name of the Trustee one or more Eligible Deposit Accounts (the “Collection Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Trustee shall establish and maintain in the name of the Trustee an Eligible Deposit Account (the “Class A Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Certificateholders. The Trustee shall establish and maintain in the name of the Trustee an Eligible Deposit Account (the “Class B Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class B Certificateholders. The Collection Account, the Class A Distribution Account and the Class B Distribution Account shall not be held in the State of Ohio.

(ii)

Funds on deposit in the Collection Account, the Class A Distribution Account and the Class B Distribution Account (collectively, the “Accounts”) shall be invested by the Trustee in Eligible Investments selected in writing by the Servicer; provided, however, it is understood and agreed that the Trustee shall not be liable for any loss arising from such investment in Eligible Investments. All such Eligible Investments shall be held by the Trustee for the benefit of the beneficiaries of the applicable Account; provided, that on each Distribution Date all interest and other investment income (net of losses and investment expenses) on funds on deposit therein shall be withdrawn from the Accounts at the written direction of the Servicer and shall be paid to the Servicer. Funds on deposit in the Accounts shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Transfer Date preceding the following Distribution Date. Funds deposited in an Account on a Transfer Date which immediately precedes a Distribution Date or upon the maturity of any Eligible Investments are not required to be (but may be) invested overnight. Neither the Servicer nor the Trustee shall be liable for any investment losses.

(iii)

The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Property. Except as expressly provided herein, the Accounts shall be under the sole dominion and control of the Trustee. If, at any time, any of the Accounts ceases to be an Eligible Deposit Account, the Trustee shall within 10 Business Days (or such longer period, as to which each Rating Agency may consent) establish a new Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Account. In connection with the foregoing, the Servicer agrees that, in the event that any of the Accounts are not accounts with the Trustee, the Servicer shall notify the Trustee in writing promptly upon any of such Accounts ceasing to be an Eligible Deposit Account.

(iv)

The Servicer shall have the power, revocable by the Trustee, to instruct the Trustee in writing to make withdrawals and payments from the Accounts for the purpose of permitting the Servicer to carry out its duties hereunder or permitting the Trustee to carry out its duties.

(b)

(i)  The Servicer, for the benefit of the Trust and the Certificateholders, shall establish and maintain in the name of Bankers Trust Company as Collateral Agent an Eligible Deposit Account (the “Reserve Fund”). The Reserve Fund shall not be property of the Trust. The Reserve Fund shall not be held in the State of Ohio.

(ii)

Funds on deposit in the Reserve Fund shall be invested by the Collateral Agent in Eligible Investments selected in writing by the Servicer; provided, however, it is understood and agreed that the Collateral Agent shall not be liable for any loss arising from such investment in Eligible Investments. All such Eligible Investments shall be held by the Collateral Agent for the benefit of the beneficiaries of the Reserve Fund; provided, that on each Distribution Date all interest and other investment income (net of losses and investment expenses) on funds on deposit therein shall be withdrawn from the Reserve Fund at the written direction of the Servicer and shall be paid to the Servicer for distribution to the Seller. Funds on deposit in the Reserve Fund shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Transfer Date preceding the following Distribution Date. Funds deposited in the Reserve Fund on a Transfer Date which immediately precedes a Distribution Date or upon the maturity of any Eligible Investments are not required to be (but may be) invested overnight. Neither the Servicer nor the Trustee shall be liable for any investment losses. The Seller will treat these funds, Eligible Investments and other assets in the Reserve Fund as its own for Federal, State and local income tax and franchise tax purposes and will report on its tax returns all income, gain and loss from the Reserve Fund.

(iii)

The Reserve Fund shall be under the sole dominion and control of the Collateral Agent. If, at any time, the Reserve Fund ceases to be an Eligible Deposit Account, the Servicer shall within 10 Business Days (or such longer period, as to which each Rating Agency may consent) establish a new Reserve Fund as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Reserve Fund. In connection with the foregoing, the Servicer agrees that, in the event that the Reserve Fund is not an account with the Trustee, the Servicer shall notify the Trustee in writing promptly upon the Reserve Fund ceasing to be an Eligible Deposit Account.

(iv)

With respect to the Account Property in respect of the Reserve Fund, the Collateral Agent agrees that:

(A)

any Account Property that is held in deposit accounts shall be held solely in an Eligible Deposit Account subject to the penultimate sentence of Section 4.1(b)(iii); and, except as otherwise provided herein, each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Collateral Agent, and the Collateral Agent shall have sole signature authority with respect thereto;

(B)

any Account Property that constitutes Physical Property shall be delivered to the Collateral Agent in accordance with paragraph (a) of the definition of “Delivery” and shall be held, pending maturity or disposition, solely by the Collateral Agent or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for the Collateral Agent;

(C)

any Account Property that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of “Delivery” and shall be maintained by the Collateral Agent, pending maturity or disposition, through continued book-entry registration of such Account Property as described in such paragraph; and

(D)

any Account Property that is an “uncertificated security” under Article 8 of the UCC and that is not governed by clause (C) above shall be delivered to the Collateral Agent in accordance with paragraph (c) of the definition of “Delivery” and shall be maintained by the Collateral Agent, pending maturity or disposition, through continued registration of the Collateral Agent’s (or its nominee’s) ownership of such security.

(v)

The Servicer shall have the power, revocable by the Trustee, to instruct the Collateral Agent in writing to make withdrawals and payments from the Reserve Fund for the purpose of permitting the Servicer to carry out its duties hereunder or permitting the Collateral Agent to carry out its duties.

SECTION 4.2  Collections.  (a)  Servicer shall remit within two Business Days of the date of processing to the Collection Account all payments by or on behalf of the Obligors with respect to the Receivables (other than any amounts constituting Supplemental Servicing Fees) and all Liquidation Proceeds, both as collected during the Collection Period. Notwithstanding the foregoing, if the Servicer (i) shall have the Required Rating, (ii) the Servicer provides to the Trust a letter from an entity with the Required Rating covering the collection risk of the Servicer and the Rating Agency Condition has been satisfied or (iii) the Trustee otherwise shall have received written notice from each of the Rating Agencies that the then outstanding rating on the Certificates would not be lowered, qualified or withdrawn as a result, Servicer may deposit all amounts referred to above for any Collection Period into the Collection Account not later than 11:00 a.m. (New York time) on the Transfer Date with respect to such Collection Period; provided that (y) if an Event of Servicing Termination has occurred and is continuing, or (z) Servicer has been terminated as such pursuant to Section 8.1, Servicer shall deposit such amounts (including any amounts then being held by Servicer) into the Collection Account as provided in the preceding sentence. For purposes of this Article IV the phrase “payments by or on behalf of Obligors” shall mean payments made with respect to the Receivables by Persons other than Servicer, Seller or any Affiliate.

(b)

With respect to each Receivable (other than a Purchased Receivable), collections and payments by or on behalf of the Obligor (other than any amounts constituting Supplemental Servicing Fees) for each Collection Period shall be applied to interest and principal in accordance with the Simple Interest Method, as applied by Servicer. Any excess shall be applied to prepay the Receivable.

SECTION 4.3  Additional Deposits.  The Servicer and the Seller shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Receivables and the Seller shall deposit or cause to be deposited therein all amounts to be paid under Section 11.2. The Servicer will deposit or cause to be deposited the aggregate Purchase Amount with respect to Purchased Receivables within two Business Days after such obligations become due, unless the Servicer shall not be required to make deposits within two Business Days of receipt pursuant to Section 4.2(a) (in which case such deposit will be made by the related Transfer Date). All such other deposits shall be made on the Transfer Date following the end of the related Collection Period.

SECTION 4.4  Net Deposits.  As an administrative convenience, unless the Servicer is required to remit collections within two Business Days of receipt thereof, the Servicer will be permitted to make the deposit of collections on the Receivables and Purchase Amounts for or with respect to the Collection Period net of distributions to be made to the Servicer with respect to the Collection Period. The Servicer, however, will account to the Trustee and the Certificateholders as if all deposits, distributions and transfers were made individually.

SECTION 4.5  Distributions.  (a) On each Determination Date, the Servicer shall calculate all amounts required to determine the amounts to be deposited in the Class A Distribution Account and the Class B Distribution Account.

(b)

Subject to the last paragraph of this Section 4.5(b), on each Distribution Date, the Servicer shall instruct the Trustee in writing (based on the information contained in the Servicer’s Certificate delivered on the related Determination Date pursuant to Section 3.9) to make the following deposits and distributions for receipt by the Servicer or deposit in the applicable Account by 12:00 P.M. (New York City time):

(i)

to the extent of Interest Collections for such Distribution Date (and, in the case of shortfalls occurring under clause (B) below in the Class A Interest Distribution, the Class B Percentage of Principal Collections for such Distribution Date to the extent of such shortfalls):

(A)

to the Servicer, the Servicing Fee for such Distribution Date and all unpaid Servicing Fees from prior Collection Periods (to the extent such amounts have not been retained pursuant to Section 4.4);

(B)

to the Class A Distribution Account, after the application of clause (A), the Class A Interest Distribution for such Distribution Date; and

(C)

to the Class B Distribution Account, after the application of clauses (A) and (B), the Class B Interest Distribution for such Distribution Date; and

(ii)

to the extent of the portion of Principal Collections and Interest Collections for such Distribution Date remaining after the application of clauses (i)(A), (B) and (C) above:

(A)

to the Class A Distribution Account, the Class A Principal Distribution for such Distribution Date;

(B)

to the Class B Distribution Account, after the application of clause (A), the Class B Principal Distribution for such Distribution Date; and

(C)

to the Reserve Fund, any amounts remaining after the application of clauses (i)(A) through (C) and (ii) (A) and (B).

In the event that the Collection Account is maintained with an institution other than the Trustee, the Servicer shall instruct and cause such institution to make all deposits and distributions pursuant to this Section 4.5(b) on the related Transfer Date. The Trustee shall be entitled to conclusively rely on the Servicer’s instructions and any Servicer’s Certificate without investigation.

(c)

On each Distribution Date, in accordance with the written direction of the Servicer, all amounts on deposit in the Class A Distribution Account, after application of Section 4.6 below, will be distributed to the Class A Certificateholders by the Trustee and all amounts on deposit in the Class B Distribution Account, after application of Section 4.6 below, will be distributed to the Class B Certificateholders by the Trustee. Payments under this Section 4.5(c) shall be made to the Certificateholders either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least seven Business Days prior to such Distribution Date and such Holder’s Certificates in the aggregate evidence a denomination of not less than $1,000,000 or by check mailed by the Trustee to each Holder’s respective address of record (or, in the case of Certificates registered in the name of a Clearing Agency, or its nominee, by wire transfer of immediately available funds). To the extent that the Trustee is required to wire funds to the Certificateholders or the Servicer from the Class A Distribution Account or the Class B Distribution Account, as applicable, the Servicer shall request the institution maintaining the Class A Distribution Account or the Class B Distribution Account, as a Distribution Account or the Class B Distribution Account, as applicable, shall promptly deliver to the Trustee a confirmation of such wire transfer. To the extent that the Trustee is required to make payments to Certificateholders by check hereunder, it shall request the institution maintaining the Class A Distribution Account or the Class B Distribution Account, as applicable, to provide it with a supply of checks to make such payments. The institution shall, if a request is made by the Servicer for a wire transfer in accordance with this Section 4.5(c), wire such funds, in accordance with such instructions by 12:00 P.M. (New York City time) on such Distribution Date, and it will otherwise act in compliance with the provisions of this paragraph and the other provisions of this Agreement applicable to it as the institution maintaining the Class A Distribution Account or the Class B Distribution Account, as applicable. The Servicer shall take all necessary action (including requiring an agreement to such effect) to ensure that any institution maintaining the Class A Distribution Account or the Class B Distribution Account, as applicable, agrees to comply, and complies, with the provisions of this paragraph and the other provisions of this Agreement applicable to it as the institution maintaining the Class A Distribution Account or the Class B Distribution Account, as applicable. Initially the institution shall be the Trustee.

SECTION 4.6  Reserve Fund.  (a)  On the Closing Date, the Reserve Fund Deposit shall be deposited into the Reserve Fund from the net proceeds from the sale of the Certificates. The Seller hereby grants to the Collateral Agent a security interest in and to the Reserve Fund and any and all property credited thereto from time to time, including but not limited to Eligible Investments, to secure payment of the Certificates according to their terms. Amounts held from time to time in the Reserve Fund will continue to be held by the Collateral Agent for the benefit of Class A Certificateholders and the Class B Certificateholders but the Reserve Fund shall not be an asset of the Trust. By acceptance of their Certificates, Certificateholders shall be deemed to have appointed Bankers Trust Company as Collateral Agent. Bankers Trust Company hereby accepts such appointment as Collateral Agent.

(b)

On each Distribution Date, the Servicer shall instruct the Collateral Agent in writing (based on the information contained in the Servicer’s Certificate delivered on the related Determination Date pursuant to Section 3.9) to withdraw from the Reserve Fund on such Distribution Date, to the extent of funds available therein, the amounts specified below, in the order of priority specified below, and deposit such amounts in the Class A Distribution Account or the Class B Distribution Account, as specified below, on such Distribution Date:

(i)

an amount equal to the excess, if any, of the Class A Interest Distribution for such Distribution Date over the sum of Interest Collections for such Distribution Date and the Class B Percentage of Principal Collections for such Distribution Date will be deposited into the Class A Distribution Account;

(ii)

an amount equal to the excess, if any, of the Class B Interest Distribution for such Distribution Date over the portion of Interest Collections for such Distribution Date remaining after the distribution of the Class A Interest Distribution for such Distribution Date will be deposited into the Class B Distribution Account;

(iii)

an amount equal to the excess, if any, of the Class A Principal Distribution for such Distribution Date over the portion of Principal Collections and Interest Collections for such Distribution Date remaining after the distribution of the Class A Interest Distribution and the Class B Interest Distribution for such Distribution Date will be deposited into the Class A Distribution Account; and

(iv)

an amount equal to the excess, if any, of the Class B Principal Distribution for such Distribution Date over the portion of Principal Collections and Interest Collections for such Distribution Date remaining after the distribution of the Class A Interest Distribution, the Class B Interest Distribution and the Class A Principal Distribution for such Distribution Date will be deposited into the Class B Distribution Account. The Collateral Agent shall be entitled to conclusively rely on the Servicer’s instruction and the Servicer’s Certificate without investigation.

(c)

If the amount on deposit in the Reserve Fund on any Distribution Date (after giving effect to all other deposits thereto and withdrawals therefrom to be made on such Distribution Date) is greater than the Specified Reserve Balance for such Distribution Date, the Servicer shall instruct the Collateral Agent in writing to distribute the amount of the excess to the Seller on such Distribution Date. On the date on which the Trust terminates, any funds remaining in the Reserve Fund (after all other distributions to be made from the Reserve Fund pursuant to this Section 4.6 have been made) shall be distributed to the Seller. Amounts properly distributed to the Servicer for distribution to the Seller pursuant to Section 4.1(b)(ii) or this Section 4.6(c) shall not be available under any circumstances to the Trust, the Trustee or the Certificateholders and the Seller shall in no event thereafter be required to refund any such distributed amounts.

SECTION 4.7  Statements to Certificateholders.  (a) On each Determination Date, the Servicer shall provide to the Trustee (with a copy to the Rating Agencies) for the Trustee to forward to each Certificateholder of record a statement (each a “Distribution Date Statement”) setting forth with respect to the related Collection Period at least the following information as to the Certificates to the extent applicable:

(i)

the amount of the distribution allocable to principal of the Class A Certificates and the Class B Certificates; the amount of the distribution allocable to interest on the Class A Certificates and the Class B Certificates;

(ii)

the Pool Balance as of the close of business on the last day of such Collection Period;

(iii)

the amount of the Servicing Fee paid to the Servicer with respect to such Collection Period and the Class A Percentage and Class B Percentage of the Servicing Fee paid to the Servicer with respect to such Collection Period;

(iv)

the amount of any Class A Interest Carryover Shortfall, Class A Principal Carryover Shortfall, Class B Interest Carryover Shortfall and Class B Principal Carryover Shortfall on the Distribution Date immediately following such Collection Period and the change in such amounts from those with respect to the immediately preceding Distribution Date;

(v)

the Class A Pool Factor and the Class B Pool Factor as of such Distribution Date, after giving effect to payments allocated to principal reported under clause (i) above;

(vi)

the amount of the aggregate Realized Losses, if any, for such Collection Period;

(vii)

the aggregate Principal Balance of all Receivables which were more than 30, 60 and 90 days delinquent as of the close of business on the last day of such Collection Period;

(viii)

the amount on deposit in the Reserve Fund on such Distribution Date, after giving effect to distributions made on such Distribution Date;

(ix)

the Class A Principal Balance and the Class B Principal Balance as of such Distribution Date, after giving effect to payments allocated to principal reported under clause (i) above;

(x)

the amount otherwise distributable to the Class B Certificateholders that is being distributed to the Class A Certificateholders on such Distribution Date;

(xi)

the aggregate Purchase Amount of Receivables repurchased by the Seller or purchased by the Servicer with respect to such Collection Period; and

(xii)

the aggregate Principal Balance of all Receivables (excluding the Principal Balance of Receivables which have become Defaulted Receivables) which have been repossessed by the Servicer. Each amount set forth pursuant to clauses (i), (ii),(iii) and (iv) above shall be expressed in the aggregate and as a dollar amount per $1,000 of original denomination of a Certificate. Copies of such statements may be obtained by Certificate Owners by a request in writing addressed to the Trustee.

(b)

Within a reasonable period of time after the end of each calendar year, but not later than the latest date permitted by law, the Trustee shall mail, to each Person who at any time during such calendar year shall have been a Certificateholder, a statement provided by the Servicer containing the sum of the amounts described in clauses (i), (ii), (iii) and (iv) above for such calendar year or, in the event such Person shall have been a Certificateholder during a portion of such calendar year, for the applicable portion of such year, for the purposes of such Certificateholder’s preparation of Federal income tax returns. In addition, the Servicer shall furnish to the Trustee for distribution to such Person at such time any other information necessary under applicable law for the preparation of such income tax returns.

(c)

The Servicer, at its own expense, shall cause a firm of nationally recognized accountants to prepare any state or local tax returns required to be filed by the Trust, and the Trustee shall execute and file such returns if requested to do so by the Servicer. The Trustee, upon written request, will promptly furnish the Servicer with all such information known to the Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust.

ARTICLE V.

[Intentionally Omitted]

ARTICLE VI.

The Certificates

SECTION 6.1  The Certificates.  The Certificates shall be issued as Class A Certificates and Class B Certificates, substantially in the form of Exhibits A and B hereto, respectively. The Certificates shall be issued in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof; provided, however, that one Class A Certificate and one Class B Certificate may be issued in a denomination that represents any remaining portion of the Original Class A Principal Balance and the Original Class B Principal Balance, as the case may be. The Certificates shall be executed by the Trustee on behalf of the Trust by manual or facsimile signature of an Authorized Officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trustee, shall be valid and binding obligations of the Trust, notwithstanding that such individuals shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.

SECTION 6.2  Authentication and Delivery of Certificates.  The Trustee shall cause to be authenticated and delivered to or upon the written order of the Seller, in exchange for the Receivables and other Trust Property, simultaneously with the sale, assignment and transfer to the Trustee on behalf of the Trust of the Receivables, and the constructive delivery to the Trustee of the Receivables Files and the other components of the Trust existing as of the Closing Date, Certificates duly authenticated by the Trustee in authorized denominations equaling in the aggregate the sum of the Original Class A Principal Balance and the Original Class B Principal Balance, and evidencing the entire ownership of the Trust. No Certificate shall entitle the Holder thereof to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication, substantially in the form set forth in the form of Certificates attached hereto as Exhibit A and Exhibit B respectively, executed by the Trustee by manual signature. Such authentication shall constitute conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date. Any Certificates issued thereafter shall be dated the date of their authentication.

SECTION 6.3  Registration of Transfer and Exchange of Certificates.  The Trustee shall maintain, or cause to be maintained, at the office or agency to be maintained by it in accordance with Section 6.9, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Class A Certificate or Class B Certificate at such office or agency, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Class A Certificates or Class B Certificates, as the case may be, in authorized denominations of a like aggregate amount. At the option of a Certificateholder, Class A Certificates or Class B Certificates may be exchanged for other Class A Certificates or Class B Certificates, as the case may be, of authorized denominations of a like aggregate amount at the office or agency maintained by the Trustee in accordance with Section 6.9. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer duly executed by the Holder and in a form satisfactory to the Trustee. No service charge shall be made for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates. All Certificates surrendered for registration of transfer or exchange shall be canceled and disposed of in a commercially reasonable manner approved by the Trustee

A Class B Certificate may not be directly or indirectly sold or transferred to, or purchased or acquired by, or on behalf of (1) any employee benefit plan, retirement arrangement, individual retirement account or keogh plan which is subject to either Title I of ERISA, or Section 4975 of the Code (each, a “Plan”), or (2) any entity whose source of funds to be used for the purchase of such Class B Certificate includes the assets of any such Plan, other than an “Insurance Company General Account” as defined in, and which complies with the provisions of, Prohibited Transaction Exemption 95-60 issued by the United States Department of Labor. Every transferee of a Class B Certificate represented by a Book-Entry Certificate shall be deemed to have represented and warranted to the Seller and the Trustee that it is not an entity described in either clause (1) or (2) above. Each transferee of a Definitive Certificate shall deliver a Benefit Plan Affidavit to the Seller and the Trustee in the form of Exhibit E. Neither the Servicer nor the Trustee will incur any liability for any transfers made in accordance with this Section 6.3.

Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Certificateholder or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Trustee, which requirements include membership or participation in the Securities Transfer Agent’s Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

SECTION 6.4  Reserved.

SECTION 6.5  Reserved.

SECTION 6.6  Mutilated, Destroyed, Lost or Stolen Certificates.  If (a) any mutilated Class A Certificate or Class B Certificate shall be surrendered to the Trustee, or if the Trustee shall receive evidence to its satisfaction of the destruction, loss or theft of any Class A Certificate or Class B Certificate and (b) there shall be delivered to the Trustee such security or indemnity as may be required to save the Trustee harmless, then in the absence of notice that such Class A Certificate or Class B Certificate shall have been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Class A Certificate or Class B Certificate, a new Class A Certificate or Class B Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this Section 6.6, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any replacement Certificate issued pursuant to this Section 6.6 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

SECTION 6.7  Persons Deemed Owners.  Prior to due presentation of a Certificate for registration of transfer, the Trustee may treat the Person in whose name any Certificate shall be registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.5 and for all other purposes, and the Trustee shall not be bound by any notice to the contrary.

SECTION 6.8  Access to List of Certificates’ Names and Addresses.  The Trustee shall furnish or cause to be furnished to the Servicer, within 15 days after receipt by the Trustee of a request therefor from the Servicer in writing, a list of the names and addresses of the Certificateholders as of the most recent Record Date. If Definitive Certificates have been issued, the Trustee, upon written request by holders of Class A Certificates or Class B Certificates evidencing not less than 25% of the aggregate outstanding principal balance of either the Class A Certificates or the Class B Certificates, as the case may be, will, within fifteen days after the receipt of such request, afford such Class A Certificateholders or Class B Certificateholders access during normal business hours to the most current list of Certificateholders for purposes of communicating with other Certificateholders with respect to their rights under the Agreement. Each Certificateholder, by receiving and holding a Certificate, shall be deemed to have agreed that none of the Seller, the Servicer or the Trustee is accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

SECTION 6.9  Maintenance of Office or Agency.  The Trustee shall maintain, or cause to be maintained, at its expense, in the Borough of Manhattan, The City of New York, an office or agency where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially designates Four Albany Street, New York, NY 10006 or by mail to the Corporate Trust Office as its office for such purposes. The Trustee shall give prompt written notice to the Servicer and to Certificateholders of any change in the location of any such office or agency.

SECTION 6.10  Book-Entry Certificates.  Upon original issuance, the Class A Certificates and the Class B Certificates shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to DTC or its custodian, by, or on behalf of, the Seller. Such Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of DTC, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner’s interest in the Class A Certificates or the Class B Certificates, as the case may be, except as provided in Section 6.12. Unless and until definitive, fully-registered Certificates (“Definitive Certificates”) have been issued to Class A Certificateholders or Class B Certificateholders, as the case may be, pursuant to Section 6.12:

(i)

the provisions of this Section 6.10 shall be in full force and effect, the Seller, the Servicer and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Certificates and the taking of actions by the Certificateholders) as the authorized representative of the Certificate Owners;

(ii)

the rights of Certificate Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law, the rules, regulations and procedures of the Clearing Agency and agreements between such Certificate Owners and the Clearing Agency and all references in this Agreement to actions by Certificateholders shall refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in this Agreement to distributions, notices, reports and statements to Certificateholders shall refer to distributions, notices, reports and statements to the Clearing Agency or its nominee, as registered holder of the Certificates, as the case may be, for distribution to Certificate Owners in accordance with the rules, regulations and procedures of the Clearing Agency;

(iii)

to the extent that the provisions of this Section 6.10 conflict with any other provisions of this Agreement, the provisions of this Section 6.10 shall control;

(iv)

pursuant to the Depository Agreement, DTC will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Certificates to the Clearing Agency Participants, for distribution by such Clearing Agency Participants to the Certificate Owners or their nominees; and

(v)

Certificate Owners may own beneficial interest in Certificates representing original denominations of $1,000 and integral multiples of $1,000 in excess thereof except for any residual amount of Original Class A Principal Balance or Original Class B Principal Balance.

For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Certificates evidencing specified percentages of the aggregate outstanding principal balance of such Certificates, such direction or consent may be given by Certificate Owners having interests in the requisite percentage, acting through the Clearing Agency.

SECTION 6.11  Notices to Clearing Agency.  Whenever notice or other communication to the Certificateholders is required under this Agreement unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 6.12, the Trustee shall give all such notices and communications specified herein to be given to Certificateholders to the Clearing Agency.

SECTION 6.12  Definitive Certificates.  If (i) (A) the Seller advises the Trustee in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities under the Depository Agreement and (B) the Trustee or the Servicer is unable to locate a qualified successor, (ii) the Seller, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Servicing Termination, Holders of Certificates evidencing not less than a majority of the aggregate outstanding principal balance of the Class A Certificates and the Class B Certificates, taken together as a single Class, advise the Trustee and the Clearing Agency through the Clearing Agency Participants in writing, and the Clearing Agency shall so notify the Trustee, that the continuation of a book-entry system through the Clearing Agency is no longer in their best interests, the Trustee shall notify the Clearing Agency which shall be responsible to notify the Certificate Owners of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners, requesting the same. Upon surrender to the Trustee by the Clearing Agency of the Certificates registered in the name of the nominee of the Clearing Agency, accompanied by re-registration instructions from the Clearing Agency for registration, the Trustee shall execute, on behalf of the Trust, authenticate and deliver Definitive Certificates in accordance with such instructions. The Servicer shall arrange for, and will bear all costs of, the printing and issuance of such Definitive Certificates. Neither the Seller, the Servicer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder. Definitive Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Trustee, as evidenced by its execution thereof. Neither the Trust, the Seller, the Servicer nor the Trustee will have any responsibility or obligation to any Clearing Agency Participants or the Persons for whom they act as nominees with respect to (1) the accuracy of any records maintained by DTC or any Clearing Agency Participants, (2) the payment by DTC or any Clearing Agency Participant of any amount due to any beneficial owner in respect of the Principal Balance of, or interest on, the Certificates, (3) the delivery by any Clearing Agency Participant of any notice to any Certificate Owner which is required or permitted hereunder to be given to Certificateholders or (4) any other action taken by DTC or its nominee as the Certificateholder.

ARTICLE VII.

The Seller

SECTION 7.1  Representations of Seller.  The Seller makes the following representations on which the Trustee is deemed to have relied in accepting the Receivables and other Trust Property in trust and in executing and authenticating the Certificates. The representations are being made as of the execution and delivery of this Agreement and shall survive the sale and assignment of the Receivables and other Trust Property to the Trustee.

(a)

Organization and Good Standing.  Seller is a limited liability company duly organized and validly existing in good standing under the laws of the State of Delaware and has full power, authority and legal right to own its properties and conduct its business as such properties are at present owned and such business is at present conducted, and to execute, deliver and perform its obligations under this Agreement.

(b)

Due Qualification.  Seller is not required to qualify nor register as a foreign entity in any state and has obtained all required licenses and approvals.  If Seller shall be required by any Requirement of Law to so qualify or register or obtain such license or approval, then it shall do so.

(c)

Due Authorization.  The execution, delivery, and performance of this Agreement have been duly authorized by Seller by all necessary corporate action on the part of Seller and this Agreement will remain, from the time of its execution, an official record of Seller.

(d)

Binding Obligation.  This Agreement constitutes a legal, valid and binding obligation of Seller, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, affecting the enforcement of creditors’ rights in general and the rights of creditors of national banking associations.

(e)

No Violation. The execution and delivery of this Agreement by Seller, and the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof applicable to Seller, will not conflict with, violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any Requirement of Law applicable to Seller or any indenture, contract, agreement, mortgage, deed of trust or other instrument to which Seller is a party or by which it is bound.

(f)

No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of Seller, threatened against Seller before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or the other Basic Documents, seeking any determination or ruling that, in the reasonable judgment of Seller, would materially and adversely affect the performance by Seller of its obligations under this Agreement or the other Basic Documents to which it is a party, or seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the other Basic Documents to which it is a party.

(g)

Compliance with Requirements of Law.  Seller shall duly satisfy all obligations on its part to be fulfilled under or in connection with each Receivable, will maintain in effect all qualifications required under Requirements of Law and will comply in all material respects with all other Requirements of Law the failure to comply with which would have a material adverse effect on the Certificateholders.

(h)

All Consents.  All authorizations, consents, order or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by Seller in connection with the execution and delivery of this Agreement by Seller and the performance of the transactions contemplated by this Agreement by the Seller, have been duly obtained, effected or given and are in full force and effect.

SECTION 7.2  Continued Existence.  During the term of this Agreement, subject to Sections 7.4 and 8.3, the Seller will keep in full force and effect its existence, rights and franchises as a national banking association under the laws of the United States and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

SECTION 7.3  Liability of Seller; Indemnities.  Subject to Section _____, the Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement.

(a)

Seller shall indemnify, defend and hold harmless the Trust, the Trustee (individually and in its capacity as such) and the Certificateholders and the respective officers, directors, employees and agents of Trust, the Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent arising out of, or imposed upon such Person through or as a result of (i) Seller’s willful misfeasance, bad faith or gross negligence (other than errors in judgment) in the performance of its duties under this Agreement, or by reason of breach of contract or reckless disregard of its obligations and duties under this Agreement or any other Basic Document and (ii) Seller’s violation of Federal or state securities laws in connection with the offering and sale of the Certificates or in connection with any application relating to the Certificates under any state securities laws.

(b)

Seller shall pay any and all taxes levied or assessed upon the Trust or upon all or any part of the Trust Property.

Indemnification under this Section shall survive the resignation or removal of the Trustee and the termination of this Agreement or any other Basic Document, and shall include reasonable fees and expenses of counsel and other expenses of litigation. If Seller shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to Seller, without interest.

(c)

The Seller shall be liable as primary obligor for, and shall indemnify, defend and hold harmless the Trustee and its officers, directors, employees and agents from and against any and all costs, expenses, losses, claims, damages and liabilities (including reasonable attorneys’ fees and expenses) arising out of, or incurred in connection with, this Agreement, the Trust Property, the acceptance or performance of the trusts and duties set forth herein or the action or the inaction of the Trustee hereunder (including the Trustee’s execution of any state or local tax return pursuant to Section 4.7(c)) except to the extent that such cost, expense, loss, claim, damage or liability: (i) shall be due to the willful misfeasance, bad faith or negligence of the Trustee or (ii) shall arise from any breach by the Trustee of its covenants, representations or warranties under this Agreement. Such liability shall survive the termination of the Trust.

(d)

The Seller shall pay any and all taxes levied or assessed upon all or any part of the Trust Property (other than those taxes expressly excluded from the Seller’s responsibilities pursuant to the parentheticals in paragraph (a) above). Indemnification under this Section shall survive the resignation or removal of the Trustee and the termination of this Agreement and shall include reasonable fees and expenses of counsel and other expenses of litigation. If the Seller shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest.

SECTION 7.4  Merger or Consolidation of, or Assumption of the Obligations of, Seller.  Any Person (a) into which Seller may be merged or consolidated, (b) which may result from any merger or consolidation to which Seller shall be a party or (c) which may succeed to the properties and assets of Seller substantially as a whole, shall be the successor to Seller without the execution or filing of any document or any further act by any of the parties to this Agreement; provided that Seller hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Seller if other than Bank One Auto Securitization LLC, executes an agreement of assumption to perform every obligation of Seller under this Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 2.2 or 7.1 shall have been breached, (iii) Seller shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction, (iv) the surviving Seller shall have a consolidated net worth at least equal to that of the predecessor Seller, (v) such transaction will not result in a material adverse federal or state tax consequence to Trust, the Certificateholders and (vi) unless Bank One Auto Securitization  LLC is the surviving entity, Seller shall have delivered to the Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee, respectively, in the Receivables and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

SECTION 7.5  Limitation on Liability of Seller and Others.  The Seller and any director or officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement (provided that such reliance shall not limit in any way the Seller’s obligations under Section 2.2). The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability except this shall not relieve the Seller from its obligations to indemnify pursuant to Section 7.3.

SECTION 7.6  Seller May Own Certificates.  The Seller and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Certificates with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as expressly provided herein.

ARTICLE VIII.

The Servicer

SECTION 8.1  Representations of Servicer.  The Servicer makes the following representations on which the Trustee is deemed to have relied in accepting the Receivables and other Trust Property in trust and in authenticating the Certificates. The representations are being made as of the execution and delivery of this Agreement and shall survive the sale and assignment of the Receivables and other Trust Property to the Trustee.

(a)

Organization and Good Standing.  Servicer is a national banking association duly organized and validly existing in good standing under the laws of the United States of America and has full corporate power, authority and legal right to own its properties and conduct its motor vehicle retail installment sale contract business as such properties are at present owned and such business is at present conducted, and to execute, deliver and perform its obligations under this Agreement.

(b)

Due Qualification.  Servicer is not required to qualify nor register as a foreign corporation in any state in order to service the Receivables as required by this Agreement and has obtained all licenses and approvals necessary in order to so service the Receivables as required under federal law.  If Servicer shall be required by any Requirement of Law to so qualify or register or obtain such license or approval, then it shall do so.

(c)

Due Authorization.  The execution, delivery, and performance of this Agreement have been duly authorized by Servicer by all necessary corporate action on the part of Servicer and this Agreement will remain, from the time of its execution, an official record of Servicer.

(d)

Binding Obligation.  This Agreement constitutes a legal, valid and binding obligation of Servicer, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, affecting the enforcement of creditors’ rights in general and the rights of creditors of national banking associations.

(e)

No Violation. The execution and delivery of this Agreement by Servicer, and the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof applicable to Servicer, will not conflict with, violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any Requirement of Law applicable to Servicer or any indenture, contract, agreement, mortgage, deed of trust or other instrument to which Servicer is a party or by which it is bound.

(f)

No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of Servicer, threatened against Servicer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or the other Basic Documents, seeking any determination or ruling that, in the reasonable judgment of Servicer, would materially and adversely affect the performance by Servicer of its obligations under this Agreement or the other Basic Documents to which it is a party, or seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the other Basic Documents to which it is a party.

(g)

Compliance with Requirements of Law.  Servicer shall duly satisfy all obligations on its part to be fulfilled under or in connection with each Receivable, will maintain in effect all qualifications required under Requirements of Law in order to service properly each Receivable and will comply in all material respects with all other Requirements of Law in connection with servicing each Receivable the failure to comply with which would have a material adverse effect on the Certificateholders.

(h)

All Consents.  All authorizations, consents, order or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by Servicer in connection with the execution and delivery of this Agreement by Servicer and the performance of the transactions contemplated by this Agreement by the Servicer, have been duly obtained, effected or given and are in full force and effect.

SECTION 8.2  Indemnities of Servicer.  The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement.

The Servicer shall indemnify, defend and hold harmless the Trust, the Trustee, the Seller and the Certificateholders and any of the officers, directors, employees and agents of the Trustee or the Seller from any and all costs, expenses, losses, claims, damages and liabilities (including reasonable attorneys’ fees and expenses) to the extent arising out of, or imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Servicer in the performance of its obligations and duties under this Agreement or in the performance of the obligations and duties of any subservicer under any subservicing agreement or by reason of the reckless disregard of its obligations and duties under this Agreement or by reason of the reckless disregard of the obligations of any subservicer under any subservicing agreement, where the final determination that any such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, any such negligence, willful misfeasance, bad faith or recklessness on the part of the Servicer or any subservicer, is established by a court of law, by an arbitrator or by way of settlement agreed to by the Servicer. Notwithstanding the foregoing, if the Servicer is rendered unable, in whole or in part, by virtue of an act of God, act of war, fires, earthquake or other natural disasters, to satisfy its obligations under this Agreement, the Servicer shall not be deemed to have breached any such obligation upon the sending of  written notice of such event to the other parties hereto, for so long as the Servicer remains unable to perform such obligation as a result of such event. This provision shall not be construed to limit the Servicer’s or any other party’s rights, obligations, liabilities, claims or defenses which arise as a matter of law or pursuant to any other provision of this Agreement.

The Servicer shall indemnify, defend and hold harmless the Trust, the Trustee, the Seller, the Certificateholders or any of the officers, directors, employees and agents of the Trustee or the Seller from any and all costs, expenses, losses, claims, damages and liabilities (including reasonable attorneys’ fees and expenses) to the extent arising out of or imposed upon any such Person as a result of any compensation payable to any subservicer whether pursuant to the terms of any subservicing agreement or otherwise.

SECTION 8.3  Merger or Consolidation of, or Assumption of the Obligations of, Servicer.  Any Person (a) into which the Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which the Servicer shall be a party or (c) which may succeed to the properties and assets of the Servicer, substantially as a whole, shall be the successor to the Servicer without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that the Servicer hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Servicer if other than Bank One, National Association, either (a) executes an agreement of assumption to perform every obligation of the Servicer under this Agreement or (b) delivers to the Trustee an Opinion of Counsel stating that the surviving Servicer is obligated to perform every obligation of the Servicer under this Agreement without the execution of an agreement of assumption or other action not previously taken by the surviving Servicer, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 8.1 shall have been breached and no Event of Servicing Termination, and no event that, after notice or lapse of time, or both, would become an Event of Servicing Termination shall have occurred and be continuing, (iii) the Servicer shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption, if any, comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction, and (iv) such transaction will not result in a material adverse Federal or State tax consequence to the Trust or the Certificateholders.

SECTION 8.4  Limitation on Liability of Servicer and Others.  Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Trust or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action in good faith by the Servicer or any subservicer pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Servicer or any subservicer and any of their respective directors, officers, employees or agents may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

Except as otherwise provided in this Agreement the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall be incidental to its duties to service the Receivables in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer, may (but shall not be required to) undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement to protect the interests of the Certificateholders under this Agreement.

SECTION 8.5  Bank One, National Association.  Not to Resign as Servicer. Subject to the provisions of Section 8.3, Bank One, National Association, hereby agrees not to resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon determination that the performance of its duties hereunder shall no longer be permissible under applicable law or if such resignation is required by regulatory authorities. Notice of any such determination permitting the resignation of Bank One, National Association, as Servicer shall be communicated to the Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the earlier of the Trustee or a successor Servicer having assumed the responsibilities and obligations of the resigning Servicer in accordance with Section 9.2 or the date upon which any regulatory authority requires such resignation.

SECTION 8.6  Existence.  Subject to the provisions of Sections 7.4 and 8.3, during the term of this Agreement, Bank One, National Association, will keep in full force and effect its existence, rights and franchises as a national banking association under the laws of the jurisdiction of its organization.

SECTION 8.7  Tax Accounting.  The Servicer shall prepare any Federal tax returns of the Trust in accordance with the Code and any regulations (including, to the extent applicable by their terms, proposed regulations) thereunder. To the extent not inconsistent with any such regulations, such returns shall be prepared in a manner consistent with the following rules:

(a)

The Class A Certificateholders shall be treated as owning the Class A Percentage of Interest Collections (but limited to the Class A Certificate Rate plus the Servicing Fee Rate) and Principal Collections and the Class B Certificateholders shall be treated as owning the Class B Percentage of Interest Collections (but limited to the Class B Certificate Rate plus the Servicing Fee Rate) and Principal Collections. The Seller shall be treated as having retained the stripped coupons on the Class A Percentage and the Class B Percentage of each Receivable equal to the difference between the APR of such Receivable and the portion owned by the Class A and Class B Certificateholders, respectively, pursuant to this paragraph.

(b)

To the extent that as a result of the subordination provisions of this Agreement, actual cash distributions to the Class B Certificateholders are less than the amount set forth in subsection (a), the Class B Certificateholders shall be deemed to have (i) received the amount set forth in subsection (a), (ii) paid such difference to the Class A Certificateholders pursuant to a guaranty of the Class A Certificates, and (iii) become subrogated to the rights of the Class A Certificateholders to recovery of the amounts so paid.

ARTICLE IX.

Servicing Termination

SECTION 9.1  Events of Servicing Termination.  If any one of the following events (“Events of Servicing Termination”) shall occur and be continuing:

(a)

any failure by Servicer to deliver to the Trustee the Servicer’s Report in accordance with Section 3.9, or any failure by Servicer to deliver to Trustee for deposit in any of the Trust Accounts any required payment or to direct Trustee to make any required distributions therefrom that shall continue unremedied for a period of five Business Days after written notice of such failure is received by Servicer from Trustee or after discovery of such failure by an Authorized Officer of Servicer; or

(b)

any failure on the part of Servicer duly to observe or to perform in any material respect any other covenants or agreements of Servicer, set forth in this Agreement or any other Basic Document to which it is a party, which failure shall (i) materially and adversely affect the rights of either the Certificateholders and (ii) continue unremedied for a period of 60 days after discovery of such failure by an Authorized Officer of Servicer or after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to Servicer by Trustee or (B) to Servicer and to Trustee by the Certificateholders evidencing greater than 50% of the outstanding principal balance, as applicable (or for such longer period, not in excess of 120 days, as may be reasonably necessary to remedy such default; provided that such default is capable of remedy within 120 days and Servicer delivers an Officer’s Certificate to Trustee to such effect and to the effect that Servicer has commenced or will promptly commence, and will diligently pursue, all reasonable efforts to remedy such default); or

(c)

an Insolvency Event occurs with respect to Servicer; then, and in each and every case, so long as any Event of Servicing Termination shall not have been remedied, either the Trustee or the Certificateholders evidencing greater than 50% of the Class A Principal Balance and Class B Principal Balance (voting together as one class), by notice then given in writing to Servicer (and to Trustee, if given by the Holders) and the Rating Agencies may terminate all the rights and obligations (other than the obligations set forth in Section 8.2) of Servicer under this Agreement and the rights and obligations of any subcustodian or subservicer pursuant to the terms of any related custody or subservicing agreement. On or after the receipt by Servicer of such written notice, all authority and power of Servicer under this  Agreement, whether with respect to the Certificates or the Receivables or otherwise, shall, without further action, pass to and be vested in such successor Servicer as may be appointed under Section 9.2; and, without limitation, the Trustee are hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise. The predecessor Servicer shall cooperate with the successor Servicer, the Trustee in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the predecessor Servicer for deposit, or shall thereafter be received by it with respect to a Receivable. Servicer shall promptly transfer its electronic records relating to the Receivables to the successor Servicer in such electronic form as the successor Servicer may reasonably request and shall promptly transfer to the successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Receivables in the manner and at such times as the successor Servicer shall reasonably request. All reasonable costs and expenses (including attorneys’ fees) incurred in connection with transferring the Receivable Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses.

Notwithstanding the foregoing, a delay in or failure of performance referred to in subsection 9.1(a) for a period of 10 Business Days or under subsection 9.1(b) for a period of 60 Business Days, shall not constitute a Event of Servicing Termination if such delay or failure could not be prevented by the exercise of reasonable diligence by Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion, riot or sabotage, epidemics, landslides, lightning, fire, hurricanes, tornadoes, earthquakes, nuclear disasters or meltdowns, floods, power outages or similar causes.  The preceding sentence shall not relieve Servicer from using its best efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement and Servicer shall provide the Trustee, the Seller and the Certificateholders with an Officer’s Certificate giving prompt notice of such failure or delay by it, together with a description of the cause of such failure or delay and its efforts so to perform its obligations.

SECTION 9.2  Appointment of Successor.  (a) Upon Servicer’s receipt of notice of termination, pursuant to Section 9.1 or Servicer’s resignation (if and to the extent permitted in accordance with the terms of this Agreement), the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the earlier of (i) the date 45 days from the delivery to the Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (ii) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of Servicer’s termination or resignation hereunder, the Trustee shall appoint a successor Servicer (which may be the Trustee), and the successor Servicer shall accept its appointment by a written assumption in form acceptable to the Trustee. In the event that a successor Servicer has not been appointed at the time when the predecessor Servicer has ceased to act as Servicer in accordance with this Section, the Trustee without further action shall automatically be appointed the successor Servicer and the Trustee shall be entitled to the Servicing Fee.  Notwithstanding the above, the Trustee shall, if it shall be unwilling or unable so to act, appoint or petition a court of competent jurisdiction to appoint, any established institution, having a net worth of not less than $50,000,000 and whose regular business shall include the servicing of consumer receivables, as the successor to Servicer under this Agreement; provided, that the appointment of any such successor Servicer will not result in the withdrawal, qualification or reduction of the outstanding rating assigned to the Certificates by any Rating Agency.

(b)

Upon appointment, the successor Servicer (including the Trustee acting as successor Servicer) shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer and shall be entitled to the Servicing Fee and all the rights granted to the predecessor Servicer by the terms and provisions of this Agreement. No successor Servicer shall be liable for any acts or omissions of any predecessor Servicer.

(c)

A transfer of servicing hereunder shall not affect the rights and duties of the parties hereunder (including the obligations and indemnities of the predecessor Servicer pursuant to Section 3.7, 8.1 or 8.2) other than those relating to the management, administration, servicing, custody or collection of the Receivables and the other rights and properties included in the Trust Property. The successor Servicer shall, upon its appointment pursuant to Section 9.2 and as part of its duties and responsibilities under this Agreement, promptly take all action it deems necessary or appropriate so that the predecessor Servicer (in whatever capacity) is paid or reimbursed all amounts it is entitled to receive under this Agreement on each Distribution Date subsequent to the date on which it is terminated as Servicer hereunder.

SECTION 9.3  Payment of Servicing Fee.  If Servicer shall be replaced, the predecessor Servicer shall be entitled to receive any accrued and unpaid Servicing Fees and any Supplemental Servicing Fees accrued and unpaid or received to the effective date of the termination of the predecessor Servicer, in each case, in accordance with Section 3.8.

SECTION 9.4  Notification to Certificateholders.  Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article IX, the Trustee shall give prompt written notice thereof to Certificateholders and the Rating Agencies.

SECTION 9.5  Waiver of Past Events of Servicing Termination.  The Holders of Certificates evidencing greater than 50% of the aggregate outstanding principal balance of the Class A Certificates and the Class B Certificates taken together as a single class, may, on behalf of all Certificateholders, waive in writing any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from any of the Accounts or the Reserve Fund in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Events of Servicing Termination arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

ARTICLE X.

The Trustee

SECTION 10.1  Acceptance by Trustee.  The Trustee, by its execution of this Agreement, accepts all consideration conveyed by the Seller pursuant to Section 2.1 and the Trust created hereunder and declares that it shall hold such consideration in trust upon the terms hereof set forth for the benefit of the Certificateholders.

SECTION 10.2  Duties of Trustee.  (a) The Trustee, both prior to and after the curing of an Event of Servicing Termination, undertakes to perform only such duties as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Trustee. If an Event of Servicing Termination shall have occurred and shall not have been cured (the appointment of a successor Servicer (including the Trustee) to constitute a cure for the purposes of this Article) of which an Authorized Officer of the Trustee has actual knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and shall use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs; provided, however, that if the Trustee assumes the duties of the Servicer pursuant to Section 9.2, the Trustee in performing such duties shall use the degree of skill and attention required by Section 3.1.

(b)

The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are required specifically to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they reasonably conform to the requirements of this Agreement.

(c)

No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, its own bad faith or its own willful misconduct; provided, however, that:

(i)

Prior to the occurrence of an Event of Servicing Termination, and after the curing of all such Events of Servicing Termination that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, the permissible right of the Trustee (solely in its capacity as such) to do things enumerated in this Agreement shall not be construed as a duty and, in the absence of bad faith on the part of the Trustee, or manifest error, the Trustee (solely in its capacity as such) may conclusively rely on the truth of the statements and the correctness of the opinions expressed upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

(ii)

The Trustee shall not be liable for an error of judgment made in good faith by an officer of the Trustee, unless it shall be proved that the Trustee shall have been negligent in ascertaining the pertinent facts; and

(iii)

The Trustee shall not be liable with respect to any action taken, suffered, or omitted to be taken in good faith in accordance with the direction of the Holders of Certificates evidencing not less than a majority of the aggregate outstanding principal balance of the Class A Certificates and the Class B Certificates taken together as a single class, as set forth in Section 9.1, relating to the time, method and place of conducting any proceeding or any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

(d)

The Trustee (solely in its capacity as such) shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or indemnity satisfactory to it against such risk or liability shall not be assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

(e)

Except for actions expressly authorized by this Agreement, the Trustee shall take no action reasonably likely to impair the security interests created or existing under any Receivable or Financed Vehicle or to impair the value of any Receivable or Financed Vehicle.

(f)

The Trustee shall have no power to vary the corpus of the Trust including (i) accepting any substitute obligation for a Receivable initially assigned to the Trustee under this Agreement, (ii) adding any other investment, obligation or security except for investments of moneys in the Accounts as permitted in this Agreement, or (iii) withdrawing any Receivable, except for a withdrawal permitted under this Agreement.

SECTION 10.3  Trustee’s Certificate.  As soon as practicable after each Transfer Date on which Receivables shall be assigned to the Seller pursuant to Section 2.3 or 11.2, as applicable, or to the Servicer pursuant to Section 3.7, the Trustee shall execute a certificate, prepared by the Servicer, substantially in the form of Exhibit F hereto, including its date and the date of the Agreement, and accompanied by a copy of the Servicer’s Certificate for the related Collection Period. The Trustee’s certificate shall operate, as of such Transfer Date, as an assignment pursuant to Section 10.4.

SECTION 10.4  Trustee’s Assignment of Purchased Receivables.  With respect to all Receivables repurchased by the Seller pursuant to Section 2.3 or 11.2, or purchased by the Servicer pursuant to Section 3.7, the Trustee shall assign, without recourse, representation or warranty, to the Seller or to the Servicer, as the case may be, all the Trustee’s right, title and interest in and to such Receivables, and all security and documents and all other Trust Property conveyed pursuant to Section 2.1 with respect to such Receivables. Such assignment shall be a sale and assignment outright, and not for security. If, in any enforcement suit or legal proceeding, it is held that the Seller or the Servicer, as the case may be, may not enforce any such Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce the Receivable, the Trustee shall, at the expense of the Seller or the Servicer, as the case may be, take such steps as the Seller or the Servicer, as the case may be, deems necessary to enforce the Receivable, including bringing suit in the Trustee’s name or the names of the Certificateholders.

SECTION 10.5  Certain Matters Affecting the Trustee.  Except as otherwise provided in Section 10.2:ustee

(i)

The Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate of auditors or accountants or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, appraisal, bond, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

(ii)

The Trustee may consult with counsel and any Opinion of Counsel or any advice of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such Opinion of Counsel or any advice of such counsel.

(iii)

The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred therein or thereby.

(iv)

The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Agreement; provided, however, that the Trustee’s conduct does not constitute willful misfeasance, negligence or bad faith.

(v)

Prior to the occurrence of an Event of Servicing Termination and after the curing of all Events of Servicing Termination that may have occurred, the Trustee shall not be bound to make any investigation into the facts of any matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, direction, order, approval, bond, note or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than a majority of the aggregate outstanding principal balance of the Class A Certificates and the Class B Certificates taken together as a single class; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of an investigation requested by the Certificateholders is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require indemnity satisfactory to it against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Servicer, or, if paid by the Trustee, shall be reimbursed by the Servicer upon demand. Nothing in this clause (v) shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors; provided, further, that the Trustee shall be entitled to make such further inquiry or investigation into such facts or matter as it may reasonably see fit, and if the Trustee shall determine to make such further inquiry or investigation it shall be entitled to examine the books and records of the Servicer or the Seller, personally or by agent or attorney, at the sole cost and expense of the Servicer or Seller, as the case may be.

(vi)

The Trustee may execute any of the trusts or powers hereunder or perform any duties under this Agreement either directly or by or through agents, attorneys, nominees or a custodian, and shall not be liable for the acts of such agents, attorneys, nominees or custodians provided that they have been appointed with due care.

(vii)

The Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Receivables or Financed Vehicles for the purpose of establishing the presence or absence of defects, the compliance by the Seller with their representations and warranties or for any other purpose.

SECTION 10.6  Trustee Not Liable for Certificates or Receivables.  The Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Certificates (other than the Trustee’s execution of, and the certificate of authentication on, the Certificates). Except as expressly provided herein, the Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the Trustee’s execution of, and the certificate of authentication on, the Certificates), or of any Receivable or related document, or for the validity of the execution by the Seller and the Servicer of this Agreement or of any supplements hereto or instruments of further assurance, or for the sufficiency of the Trust Property hereunder, and the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Seller or the Servicer under this Agreement except as herein set forth; but the Trustee may require the Seller or the Servicer to provide full information and advice as to the performance of the aforesaid covenants, conditions and agreements. The Trustee (solely in its capacity as such) shall have no obligation to perform any of the duties of the Seller or the Servicer, except as explicitly set forth in this Agreement. The Trustee shall have no liability in connection with compliance of the Servicer or the Seller with statutory or regulatory requirements related to the Receivables. The Trustee shall not make or be deemed to have made any representations or warranties with respect to the Receivables or the validity or sufficiency of any assignment of the Receivables to the Trust or the Trustee. The Trustee (solely in its capacity as such) shall at no time have any responsibility or liability for, or with respect to, the legality, validity or enforceability of any security interest in any Financed Vehicle or (prior to the time, if any, that the Servicer is terminated as custodian hereunder) any Receivable, or the perfection and priority of such a security interest or the maintenance of any such perfection and priority, the efficacy of the Trust or its ability to generate funds sufficient to provide for the payments to be distributed to Certificateholders under this Agreement, the existence, condition, location and ownership of any Financed Vehicle, the existence and contents of any Receivable or any computer or other record thereof, the validity of the assignment of any Receivable to the Trust or of any intervening assignment, the completeness of any Receivable, the performance or enforcement of any Receivable, the compliance by the Seller with any warranty or representation made under this Agreement or in any related document and the accuracy of any such warranty or representation, prior to the Trustee’s receipt of notice or other discovery of any noncompliance therewith or any breach thereof, any investment of monies by the Servicer or any loss resulting therefrom (it being understood that the Trustee, on behalf of the Trust, shall remain responsible for any Trust Property that it may hold), the acts or omissions of the Seller, the Servicer or any Obligor, any action of the Servicer taken in the name of the Trustee or any action by the Trustee taken at the instruction of the Servicer (provided that such instruction is not in express violation of the terms and provisions of this Agreement); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement. Except with respect to a claim based on the failure of the Trustee to perform its duties under this Agreement (whether in its capacity as Trustee or as successor Servicer) or based on the Trustee’s willful misfeasance, negligence or bad faith, or based on the Trustee’s breach of a representation and warranty contained in Section 10.14, no recourse shall be had to the Trustee (whether in its individual capacity or as Trustee) for any claim based on any provision of this Agreement, the Certificates or any Receivable or assignment thereof against the Trustee in its individual capacity; the Trustee shall not have any personal obligation, liability or duty whatsoever to any Certificateholder or any other Person with respect to any such claim. The Trustee shall not be accountable for the use or application by the Seller of the proceeds of such Certificates, or for the use or application of any funds paid to the Servicer in respect of the Receivables prior to the time such amounts are deposited in the Collection Account (whether or not the Collection Account is maintained with the Trustee). The Trustee shall have no liability for any losses from the investment or reinvestment in Eligible Investments made in accordance with Section 4.1.

SECTION 10.7  Trustee May Own Certificates.  The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee.

SECTION 10.8  Trustee’s Fees and Expenses.  The Servicer agrees to pay to the Trustee, and the Trustee shall be entitled to, reasonable compensation as is agreed upon in writing between the Trustee and the Servicer (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts created by this Agreement and in the exercise and performance of any of the powers and duties under this Agreement as Trustee, and the Servicer shall pay or reimburse the Trustee upon its request for all reasonable expenses (including, without limitation, expenses incurred in connection with notices or other communications to Certificateholders), disbursements and advances (including the reasonable compensation and the reasonable expenses and disbursements of its counsel and of all persons not regularly in its employ) incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable fees and expenses of its agents, any co-trustee and counsel) or in defense of any action brought against it in connection with this Agreement except any such expense, disbursement, or advance as may arise from its negligence, willful misfeasance or bad faith. The Servicer shall indemnify the Trustee, its officers, directors, agents and employees for, and hold it, and its officers, directors, agents and employees harmless against, any loss, liability, cost or expense, arising out of or in connection with the transactions contemplated by this Agreement provided that such loss, liability, cost, or expense is not caused by the Trustee’s negligence, willful misconduct or bad faith. The Servicer’s covenant to pay the expenses, disbursements and advances provided for in the preceding sentence and the Servicer’s indemnity pursuant to Section 8.2 shall survive the termination of this Agreement.

SECTION 10.9  Eligibility Requirements for Trustee.  The Trustee shall be organized and doing business under the banking laws of a state or of the United States, shall be authorized under such laws to exercise corporate trust powers, shall have a combined capital and surplus of at least $50,000,000, shall have a credit rating of at least Baa3 from Moody’s and BBB from S&P, shall be an entity which is not an Affiliate of the Seller or the Servicer and shall be subject to supervision or examination by Federal or State banking authorities. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 10.9, the consolidated net worth of such corporation shall be deemed to be its consolidated capital and surplus as set forth in its most recent consolidated report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 10.9, the Trustee shall resign immediately in the manner and with the effect specified in Section 10.10.

SECTION 10.10  Resignation or Removal of Trustee.

(a)

The Trustee may at any time resign and be discharged from the trusts hereby created by giving 30 days’ prior written notice thereof to the Servicer. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor Trustee, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

(b)

If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 10.9 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver, conservator or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee. If the Trustee is removed under the authority of the immediately preceding sentence, the Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed, the successor Trustee, the Certificateholders at their respective addresses of record and the Rating Agencies.

(c)

Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 10.10 shall not become effective until acceptance of appointment by the successor Trustee pursuant to Section 10.11.

(d)

The respective obligations of the Seller and the Servicer described in this Agreement shall survive the removal or resignation of the Trustee as provided in this Agreement.

(e)

The Trustee shall be paid all amounts outstanding upon its resignation or removal.

SECTION 10.11  Successor Trustee.  Any successor Trustee appointed pursuant to Section 10.10 shall execute, acknowledge, and deliver to the Servicer and to its predecessor Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Trustee. The predecessor Trustee shall deliver to the successor Trustee all documents and statements held by it under this Agreement, and the Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

(a)

No successor Trustee shall accept appointment as provided in this Section 10.11 unless at the time of such acceptance such successor Trustee shall be eligible pursuant to Section 10.9.

(b)

Upon acceptance of appointment by a successor Trustee pursuant to this Section 10.11, the Servicer shall mail notice of such acceptance by the successor Trustee under this Agreement to all Certificateholders at their respective addresses of record and to the Rating Agencies. If the Servicer shall fail to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

SECTION 10.12  Merger or Consolidation of Trustee.  Any corporation or banking association which is eligible to be a successor Trustee under Section 10.9 (i) into which the Trustee may be merged or consolidated, (ii) that may result from any merger, conversion or consolidation to which the Trustee shall be a party, or (iii) that may succeed by purchase and assumption to the business of the Trustee, where the Trustee is not the surviving entity, which corporation or banking association executes an agreement of assumption to perform every obligation of the Trustee under this Agreement, shall be the successor of the Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall promptly notify the Servicer and the Rating Agencies of any such merger, conversion, consolidation or purchase and assumption where the Trustee is not the surviving entity.

SECTION 10.13  Appointment of Co-Trustee or Separate Trustee.  (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Property or any Financed Vehicle may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 10.13, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Servicing Termination shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.9 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.11. Notwithstanding the appointment of a co-trustee or separate trustee hereunder, the Trustee shall not be relieved of any of its obligations under this Agreement.

(b)

Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)

All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee, is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee under this Agreement or as successor to the Servicer under this Agreement), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Property or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee.

(ii)

No trustee under this Agreement shall be liable by reason of any act or omission of any other trustee under this Agreement.

(iii)

The Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

(c)

Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and in particular to the provisions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Each such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

(d)

Any separate trustee or co-trustee may, at any time, appoint the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. The Trustee shall promptly notify the Servicer and the Rating Agencies of any appointment made pursuant to this Section 10.13.

SECTION 10.14  Representations and Warranties of Trustee.  The Trustee makes the following representations and warranties on which the Seller, the Servicer and Certificateholders may rely:

(i)

Organization and Good Standing. The Trustee is a banking corporation duly organized, validly existing, and in good standing under the laws of the State of New York; and

(ii)

Power and Authority. The Trustee has full power, authority and legal right to execute, deliver and perform this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

SECTION 10.15  Reports by Trustee.  The Trustee shall provide to any Certificateholder or Certificate Owner who so requests in writing (addressed to the Corporate Trust Office) a copy of any Servicer’s Certificate, the annual statement described in Section 3.10, and the annual accountant’s examination described in Section 3.11. The Trustee may require any Certificateholder or Certificate Owner requesting such report to pay a reasonable sum to cover the cost of the Trustee’s complying with such request.

SECTION 10.16  Tax Accounting.  The Servicer shall prepare any Federal tax returns of the Trust in accordance with the Code and any regulations (including, to the extent applicable by their terms, proposed regulations) thereunder. In no event shall the Trustee in its individual capacity be liable for any liabilities, costs or expenses of the Trust, the Certificateholders, the Seller or the Servicer arising under any tax law or regulation, including, without limitation, Federal, State or local income or excise taxes or any tax imposed on or measured by income (or any interest or penalty with respect thereto or arising from any failure to comply therewith). Notwithstanding the foregoing, in no event shall the Trustee be liable hereunder for any liabilities, costs or expenses incurred from any information furnished to it by the Servicer or failure to furnish information by the Servicer in a timely manner.

SECTION 10.17  Trustee May Enforce Claims Without Possession of Certificates.  All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been obtained.

ARTICLE XI.

Termination

SECTION 11.1  Termination of the Trust.  (a) The Trust, and the respective obligations and responsibilities of the Seller, the Servicer and the Trustee hereunder shall terminate (except as otherwise expressly provided herein) upon the earliest of: (i) the Distribution Date next succeeding the purchase by the Seller at its option, pursuant to Section 11.2, of the Receivables remaining in the Trust, (ii) the payment to Certificateholders of all amounts required to be paid to them pursuant to this Agreement or (iii) the Distribution Date next succeeding the month which is six months after the maturity or the liquidation of the last Receivable held in the Trust and the disposition of any amounts received upon liquidation of any property remaining in the Trust; provided, however, in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James’s, living on the date of this Agreement. The Servicer shall promptly notify the Trustee of any prospective termination pursuant to this Section 11.1.

(b)

Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender the Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders and the Rating Agencies mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the specified Distribution Date stating the amount of any such final payment and that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders amounts distributable on such Distribution Date pursuant to Section 4.5. Amounts remaining after distribution, or providing for distribution, to the Certificateholders shall be distributed to the Seller.

(c)

In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. The Trustee shall after giving such notice deliver or cause to be delivered to the Servicer the Certificate Register. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Servicer may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any such funds held pending such distribution shall be held uninvested. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Trustee to the Seller upon written request.

SECTION 11.2  Optional Purchase of All Receivables.  In the event that the Pool Balance is 10% or less of the Original Pool Balance as of the first day of any Collection Period, the Seller shall have the option to purchase the corpus of the Trust on any Distribution Date occurring in a subsequent Collection Period. To exercise such option, the Seller shall deposit pursuant to Section 4.3 the sum of the Class A Principal Balance and the Class B Principal Balance plus accrued and unpaid interest thereon into the Collection Account for the Distribution Date occurring in the month in which such repurchase is to be effected. The payment shall be made in the manner specified in Section 4.3, and shall be distributed pursuant to Section 4.5. Upon such payment the Seller shall succeed to and own all interests in and to the Trust and the Trust Property.

ARTICLE XII.

Miscellaneous Provisions

SECTION 12.1  Amendment.  (a) This Agreement may be amended by the Seller, the Servicer and the Trustee, without the consent of any of the Certificateholders, to cure any ambiguity or defect, to correct or supplement any provision in this Agreement or for the purpose of adding any provision to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Certificateholders; provided, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Trustee or the satisfaction of the Rating Agency Condition, materially and adversely affect the interests of any Certificateholder and receipt of an opinion pursuant to Section 12.2(i); provided further, that any amendment within the scope of Section 12.1(b)(i) or (ii) shall be deemed to materially and adversely affect the interests of the Certificateholders, as evidenced by an Officer’s Certificate of the Servicer delivered to the Trustee.

(b)

This Agreement may also be amended from time to time by the Seller, the Servicer and the Trustee, with the consent of the Holders of Certificates evidencing not less than a majority of the aggregate outstanding principal balance of the Class A Certificates and the Class B Certificates taken together as a single class, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on Receivables or distributions that are required to be made on any Certificate, without the consent of all adversely affected Certificateholders or (ii) reduce the percentage of the aggregate outstanding principal balance of the Certificates, the holders of which are required to consent to any such amendment, without the consent of all Certificateholders. Promptly after the execution of any such amendment or consent, the Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder.

(c)

Prior to the execution of any such amendment or consent, Servicer shall furnish written notification of the substance of such amendment or consent to each Rating Agency. Promptly after the execution of any such amendment or consent, Servicer shall furnish written notification of the substance of such amendment or consent to each Certificateholder.

(d)

It shall not be necessary for the consent of Certificateholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

(e)

Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied and an Opinion of Counsel has been delivered. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee’s, as applicable, own rights, duties or immunities under this Agreement or otherwise.

SECTION 12.2  Protection of Title to Trust.  (a) The Servicer shall cause to be executed and filed such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Certificateholders and the Trustee under this Agreement in the Trust Property and in the proceeds thereof. The Servicer shall deliver (or cause to be delivered) to the Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. In the event that the Servicer fails to perform its obligations under this subsection, the Trustee may (but shall not be obligated to) do so, at the expense of the Servicer.

(b)

Neither the Seller nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed by the Servicer in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Trustee at least five days’ prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

(c)

Each of the Seller and the Servicer shall have an obligation to give the Trustee at least 60 days’ prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

(d)

The Servicer shall maintain or cause to be maintained accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and Recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or Recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

(e)

The Servicer shall maintain and shall cause any subservicer to maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables to the Trustee, the Servicer’s and any subservicer’s master computer records (including any backup archives) that refer to a Receivable shall indicate clearly that such Receivable is owned by the Trust. Indication of the Trust’s ownership of a Receivable shall be deleted from or modified on the Seller’s, the Servicer’s and any subservicer’s computer systems when, and only when, the Receivable shall be paid or shall become a Purchased Receivable.

(f)

If at any time the Seller or the Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in automobile receivables to any prospective purchaser, lender or other transferee, the Servicer, shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Trust.

(g)

The Servicer shall permit the Trustee and its agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Servicer’s records regarding any Receivable.

(h)

Upon request at any time the Trustee shall have reasonable grounds to believe that such request is necessary in connection with the performance of its duties under this Agreement, the Servicer shall furnish to the Trustee, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer’s Certificates furnished before such request indicating removal of Receivables from the Trust.

(i)

The Servicer shall deliver to the Trustee promptly after the execution and delivery of this Agreement and of each amendment thereto, an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

(j)

The Seller shall, to the extent required by applicable law, cause the Certificates to be registered with the Commission pursuant to Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such sections.

SECTION 12.3  Limitation on Rights of Certificateholders.

(a)

The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, or entitle the Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, or otherwise affect the rights, obligations and liabilities of the parties to this Agreement or any of them.

(b)

No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties to this Agreement, nor shall anything set forth in this Agreement, or contained in the terms of the Certificates, be construed so as to constitute the Holders as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken pursuant to any provision of this Agreement.

(c)

No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless the Holders of the Certificates evidencing not less than a majority of the aggregate outstanding principal balance of the Class A Certificates and the Class B Certificates taken together as a single class shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee under the Agreement and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 30 days after its receipt of such notice, request, and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right, under this Agreement, except in the manner provided in this Agreement and for the equal, ratable, and common benefit of all Class A Certificateholders or Class B Certificateholders, as the case may be. For the protection and enforcement of the provisions of this Section 12.3, each Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

SECTION 12.4  Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 12.5  Notices.  All demands, notices and communications upon or to Seller, Servicer, Trustee or the Rating Agencies under this Agreement shall be in writing, personally delivered, sent by overnight courier or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of  Seller, to Bank One Auto Securitization LLC, Mail Code DE1-1001, 201 N. Walnut Street, Wilmington, Delaware 19801, Attention:  _________, (b) in the case of Servicer, to Bank One, National Association, 100 East Broad Street, Columbus, Ohio  43215, Attention: ____________, (c) in the case of Trustee, at the Corporate Trust Office, (d) in the case of Moody’s, to Moody’s Investors Service, Inc., to 99 Church Street, New York, New York 10004, Attention of Asset Backed Securities Group, and (e) in the case of Standard & Poor’s, to Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041-0003, Attention of Asset Backed Surveillance Department. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Person as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder shall receive such notice.

SECTION 12.6  Severability of Provisions.  If any one or more of the covenants, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, provisions or terms shall be deemed severable from the remaining covenants, provisions or terms of this Agreement, and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

SECTION 12.7  Assignment.  Notwithstanding anything to the contrary contained herein, except as provided in Sections 7.4, 8.3 and 8.5, this Agreement may not be assigned by the Seller or the Servicer. This Agreement may not be assigned by the Trustee except as provided by Sections 10.10 through 10.13 hereof.

SECTION 12.8. Certificates Nonassessable and Fully Paid. The interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and, upon authentication thereof by the Trustee pursuant to Section 6.1, each Certificate shall be deemed fully paid.

SECTION 12.8  Intention of Parties.  (a) The execution and delivery of this Agreement shall constitute an acknowledgment by the Seller and the Trustee, on behalf of the Certificateholders, that it is intended that the assignment and transfer herein contemplated constitute a sale and assignment outright, and not for security, of the Receivables and the other Trust Property, conveying good title thereto free and clear of any liens, from the Seller to the Trustee, and that the Receivables and the other Trust Property shall not be a part of the estate of the Seller in the event of the insolvency, receivership, conservatorship or the occurrence of another similar event, of, or with respect to, the Seller. In the event that such conveyance is determined to be made as security for a loan made by the Trustee or the Certificateholders to the Seller, the parties intend that the Seller shall have granted to the Trustee a security interest in all of the Seller’s right, title and interest in and to the Trust Property conveyed to the Trustee pursuant to Section 2.1 in order to secure the obligations under the Certificates, and that this Agreement shall constitute a security agreement under applicable law.

(b)

The execution and delivery of this Agreement shall constitute an acknowledgment by the Seller on behalf of the Certificateholders that they intend that the Trust be classified (for Federal tax purposes) as a grantor trust under Subpart E, Part I of Subchapter J of the Code of which the Certificateholders are owners, rather than as an association taxable as a corporation. The powers granted and obligations undertaken in this Agreement shall be construed so as to further such intent.

SECTION 12.9  Counterparts.  This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Collateral Agent Protection.  Notwithstanding anything contained herein to the contrary, the Collateral Agent shall have the same rights and protection afforded to the Trustee hereunder.

SECTION 12.10  Limitation of Liability of Trustee and Collateral Agent.  Notwithstanding anything contained herein to the contrary (i) this Agreement has been accepted by Bankers Trust Company not in its individual capacity but solely as Trustee and as Collateral Agent with respect to the Reserve Fund and in no event shall Bankers Trust Company have any liability for the representations, warranties, covenants, agreements or other obligations of the Seller hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Seller and (ii) under no circumstances shall Bankers Trust Company be liable for the payment of any indebtedness or expenses of the Trust; provided, however, nothing contained herein shall relieve Bankers Trust Company of its obligations contained herein in its capacity as Trustee and as Collateral Agent.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

BANK ONE AUTO SECURITIZATION

LLC,

as Seller

By:____________________________

Name:

Title:

BANK ONE, NATIONAL ASSOCIATION,

as Servicer

By:____________________________

Name:

Title:

_________________, not in its

individual capacity but solely as Trustee

By:_______________________________

Name:

Title:

[_________________, not in its

individual capacity but solely as Collateral

Agent

By:_______________________________

Name:

Title:]

SCHEDULE A

Schedule of Receivables

(delivered to the Trustee at Closing)

SCHEDULE B

Location of Receivables

EXHIBIT A

FORM OF CLASS A CERTIFICATE

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT BALANCE ON THE FACE HEREOF.

NUMBER A- $______________

$____________ (of

CUSIP NO.____________

____________ issued)

BANK ONE AUTO SECURITIZATION TRUST 200_-_

CLASS A ___% ASSET BACKED CERTIFICATE

evidencing a fractional undivided interest in the Trust, as defined below, the property of which includes a pool of motor vehicle retail installment sale contracts secured by new or used automobiles, vans or light duty trucks.

(This Certificate does not represent an interest in or obligation of Bank One Auto Securitization LLC, Bank One, National Association, the Trustee or any of their respective affiliates, except to the extent described below.)

THIS CERTIFIES THAT CEDE & CO. is the registered owner of a $__________________ nonassessable, fully-paid, fractional undivided interest in Bank One Auto Securitization Trust 200_-_ (the “Trust”) formed pursuant to the Pooling and Servicing Agreement (the “Agreement”) dated as of _________, 200_ among Bank One Auto Securitization LLC, as seller (the “Seller”), Bank One, National Association, as servicer (the “Servicer”) and _______________, a ___________, as Trustee [and Collateral Agent], a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized Certificates, designated as the Class A ___% Asset Backed Certificates (herein called the “Class A Certificates”), issued under the Agreement. Also issued under the Agreement are Certificates designated as the Class B ___% Asset Backed Certificates (the “Class B Certificates”). The Class A Certificates and the Class B Certificates are hereinafter collectively called the “Certificates.” The aggregate beneficial ownership interests in the Trust evidenced by all Class A Certificates is 94%.

This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement to which Agreement reference is hereby made for a statement of the respective rights and obligations thereunder of the Seller, the Servicer, the Trustee and Holders of the Class A Certificates. The property of the Trust includes a pool of simple interest motor vehicle retail installment sale contracts for new or used automobiles, vans or light duty trucks (collectively, the “Receivables”), all monies received under the Receivables on or after the related Cutoff Date, security interests in the vehicles financed thereby, certain bank accounts, the rights to proceeds from certain insurance proceeds, the rights of the Trust under the Agreement, the right to receive certain payments from funds deposited in the Reserve Fund and all proceeds of the foregoing.

Under the Agreement, there will be distributed on the 20th day of each month or, if such 20th day is not a Business Day, the next Business Day (each, a “Distribution Date”), commencing on January 20, 1998, to the Person in whose name this Certificate is registered at the close of business on the last day of the calendar month preceding such Distribution Date (the “Record Date”), such Certificateholder’s fractional undivided interest in the amount to be distributed to Certificateholders on such Distribution Date. It is the intent of the Seller, the Trustee and the Certificateholders that the Trust be classified (for Federal tax purposes) as a grantor trust under Subpart E, Part I of Subchapter J of the Code of which the Class A Certificateholders are owners, rather than as an association taxable as a corporation. The Seller, the Servicer, the Trustee and the Certificateholders, by acceptance of a Class A Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as interests in a grantor trust. Distributions on this Certificate will be made as provided in the Agreement by the Trustee by check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in the Borough of Manhattan, the City of New York.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee, by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

IN WITNESS WHEREOF, the Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

Date:

BANK ONE AUTO SECURITIZATION TRUST

200_-_

By:

BANKERS TRUST COMPANY,

not in its individual capacity

but solely as Trustee

By: ______________________________

Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Class A Certificates referred to in the within-mentioned Agreement.

Date:

BANKERS TRUST COMPANY,

not in its individual capacity

but solely as Trustee

By: ______________________________

Authorized Signatory

(REVERSE OF CLASS A CERTIFICATE)

The Class A Certificates do not represent an obligation of, or an interest in, any of the Seller, the Servicer, the Trustee or any affiliates of any of them, and no recourse may be had against such parties or their assets except as expressly set forth or contemplated herein or in the Agreement. In addition, this Certificate is limited in right of payment to certain collections and recoveries with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Agreement. A copy of the Agreement may be examined by any Certificateholder upon written request during normal business hours at the principal office of the Seller and at such other places, if any, designated by the Seller.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller, the Servicer and the Trustee and the rights of the Certificateholders at any time by the Seller, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing not less than a majority of the aggregate outstanding principal balance of the Class A Certificates and the Class B Certificates taken together as a single class. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

Except as provided in the Agreement, the Class A Certificates are issuable only as registered certificates without coupons in minimum denominations of $1,000 and integral multiples thereof; provided, however, that one Class A Certificate may be issued in a denomination that represents any remaining portion of the Original Class A Principal Balance. As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee or any such agent shall be affected by any notice to the contrary.

The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held by the Trust. The Seller of the Receivables may at its option purchase the corpus of the Trust at a price specified in the Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only on a Distribution Date during a Collection Period subsequent to a Collection Period in which the Pool Balance is 10% or less of the Original Pool Balance as of the first day of such Collection Period.

ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________________________________

(Please print or type name and address, including postal zip code, of assignee)

______________________________________________________________________________

the within Class A Certificate, and all rights thereunder, hereby irrevocably constituting and appointing ____________________________ to transfer said Class A Certificate on the books of the Trustee, with full power of substitution in the premises.

Dated:

___________________________________________*/

Medallion:

____________________________*/

__________________

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears upon the face of the within Class A Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Trustee, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT B

FORM OF CLASS B CERTIFICATE

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

THIS CERTIFICATE MAY NOT BE DIRECTLY OR INDIRECTLY SOLD OR TRANSFERRED TO, OR PURCHASED OR ACQUIRED BY, OR ON BEHALF OF (1) ANY EMPLOYEE BENEFIT PLAN, RETIREMENT ARRANGEMENT, INDIVIDUAL RETIREMENT ACCOUNT OR KEOGH PLAN WHICH IS SUBJECT TO EITHER TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (EACH, A “PLAN”), OR (2) ANY ENTITY WHOSE SOURCE OF FUNDS TO BE USED FOR THE PURCHASE OF THIS CLASS B CERTIFICATE INCLUDES THE ASSETS OF ANY SUCH PLAN, OTHER THAN AN “INSURANCE COMPANY GENERAL ACCOUNT” AS DEFINED IN, AND WHICH COMPLIES WITH THE PROVISIONS OF, PROHIBITED TRANSACTION EXEMPTION 95-60.

DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT BALANCE ON THE FACE HEREOF.

NUMBER B-

$_________ (of

CUSIP NO.________

$______________ issued)

BANK ONE AUTO SECURITIZATION TRUST 200_-_

CLASS B ___% ASSET BACKED CERTIFICATE

evidencing a fractional undivided interest in the Trust, as defined below, the property of which includes a pool of motor vehicle retail installment sale contracts secured by new or used automobiles, vans or light duty trucks.

(This Certificate does not represent an interest in or obligation of Bank One Auto Securitization LLC, Bank One, National Association, the Trustee or any of their respective affiliates, except to the extent described below.)

THIS CERTIFIES THAT CEDE & CO. is the registered owner of a $_______ nonassessable, fully-paid, fractional undivided interest in Bank One Auto Securitization Trust 200_-_ (the “Trust”) formed pursuant to the Pooling and Servicing Agreement (the “Agreement”) dated as of _________, 200_ among Bank One Auto Securitization LLC, as seller (the “Seller”), Bank One, National Association, as servicer (the “Servicer”) and _______________, a ___________, as Trustee [and Collateral Agent], a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized Certificates, designated as the Class B ___% Asset Backed Certificates (herein called the “Class B Certificates”), issued under the Agreement. Also issued under the Agreement are Certificates designated as the Class A ___% Asset Backed Certificates (the “Class A Certificates”). The Class A Certificates and the Class B Certificates are hereinafter collectively called the “Certificates.” The aggregate beneficial ownership interests in the Trust evidenced by all Class B Certificates is ____%. This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement to which Agreement reference is hereby made for a statement of the respective rights and obligations thereunder of the Seller, the Servicer, the Trustee and Holders of the Class B Certificates. The property of the Trust includes a pool of simple interest motor vehicle retail installment sale contracts for new or used automobiles, vans or light duty trucks (collectively, the “Receivables”), all monies received under the Receivables on or after the Cutoff Date, security interests in the vehicles financed thereby, certain bank accounts, the rights to proceeds from certain insurance proceeds, the rights of the Trust under the Agreement, the right to receive certain payments from funds deposited in the Reserve Fund and all proceeds of the foregoing. Under the Agreement, there will be distributed on the 20th day of each month or, if such 20th day is not a Business Day, the next Business Day (each, a “Distribution Date”), commencing on January 20, 1998, to the Person in whose name this Certificate is registered at the close of business on the last day of the calendar month preceding such Distribution Date (the “Record Date”), such Certificateholder’s fractional undivided interest in the amount to be distributed to Certificateholders on such Distribution Date. It is the intent of the Seller, the Trustee and the Certificateholders that the Trust be classified (for Federal tax purposes) as a grantor trust under Subpart E, Part I of Subchapter J of the Code of which the Class B Certificateholders are owners, rather than as an association taxable as a corporation. The Seller, the Servicer, the Trustee and the Certificateholders, by acceptance of a Class B Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as interests in a grantor trust. Distributions on this Certificate will be made as provided in the Agreement by the Trustee by check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in the Borough of Manhattan, the City of New York. Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee, by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

IN WITNESS WHEREOF, the Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

Date:

BANK ONE AUTO SECURITIZATION TRUST 200_-_

By:

BANKERS TRUST COMPANY,

not in its individual capacity

but solely as Trustee

By: ______________________________

Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Class B Certificates referred to in the within-mentioned Agreement.

Date:

BANKERS TRUST COMPANY,

not in its individual capacity

but solely as Trustee

By: ______________________________

Authorized Signatory

(REVERSE OF CLASS B CERTIFICATE)

The Class B Certificates do not represent an obligation of, or an interest in, any of the Seller, the Servicer, the Trustee or any affiliates of any of them, and no recourse may be had against such parties or their assets except as expressly set forth or contemplated herein or in the Agreement. In addition, this Certificate is limited in right of payment to certain collections and recoveries with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Agreement. A copy of the Agreement may be examined by any Certificateholder upon written request during normal business hours at the principal office of the Seller and at such other places, if any, designated by the Seller. The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller, the Servicer and the Trustee and the rights of the Certificateholders at any time by the Seller, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing not less than a majority of the aggregate outstanding principal balance of the Class A Certificates and the Class B Certificates taken together as a single class. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. Except as provided in the Agreement, the Class B Certificates are issuable only as registered certificates without coupons in minimum denominations of $1,000 and integral multiples thereof; provided, however, that one Class B Certificate may be issued in a denomination that represents any remaining portion of the Original Class B Principal Balance. As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee or any such agent shall be affected by any notice to the contrary.

The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held by the Trust. The Seller of the Receivables may at its option purchase the corpus of the Trust at a price specified in the Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only on a Distribution Date during a Collection Period subsequent to a Collection Period in which the Pool Balance is 10% or less of the Original Pool Balance as of the first day of such Collection Period.

[By accepting and holding this Class B Certificate, the Holder hereof shall be deemed to have represented and warranted that it is it is not acquiring Class B Certificates, directly or indirectly, for or on behalf of an ERISA Entity other than an “insurance company general account” as defined in, and which complies with the provisions of, Prohibited Transaction Exemption 95-60.]

[The transferee hereof of this Class B Definitive Certificate will represent that it is not either (1) an employee benefit plan, retirement arrangement, individual retirement account or keogh plan which is subject to either Title I of ERISA, or Section 4975 of the Code, or (2) any entity whose source of funds to be used for the purchase of the Class B Certificate includes the assets of any such Plan, other than an “Insurance Company General Account” as defined in, and which complies with the provisions of, Prohibited Transaction Exemption 95-60 issued by the United States Department of Labor.]

ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE ______________________________________________________________________________

(Please print or type name and address, including postal zip code, of assignee)

______________________________________________________________________________

the within Class B Certificate, and all rights thereunder, hereby irrevocably constituting and appointing ____________________________ to transfer said Class B Certificate on the books of the Trustee, with full power of substitution in the premises.

Dated:

___________________________________________*/

Medallion:

____________________________*/

__________________

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears upon the face of the within Class B Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Trustee, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT F-1

FORM OF TRUSTEE’S CERTIFICATE - ASSIGNMENT TO SELLER

Trustee’s Certificate pursuant to Section 10.3 of the Pooling and Servicing Agreement.

______________, a ____________, as trustee (the “Trustee”) of Bank One Auto Securitization Trust 200_-_, created pursuant to the Pooling and Servicing Agreement, dated as of _________, 200_ (the “Pooling and Servicing Agreement”) among Bank One Auto Securitization LLC, as seller (the “Seller”), Bank One, National Association, as servicer (the “Servicer”) and the Trustee does hereby sell, transfer, assign and otherwise convey to the Seller, without recourse, representation or warranty, all of the Trustee’s right, title and interest in and to all of the Receivables (as defined in the Pooling and Servicing Agreement) identified in the attached Servicer’s Certificate as “Purchased Receivables,” which are to be retransferred to the Seller pursuant to Section [2.3] [11.2] of the Pooling and Servicing Agreement, and all security and documents relating thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this _____ day of

____________________, 200__.

__________________________________

EXHIBIT F-2

FORM OF TRUSTEE’S CERTIFICATE - ASSIGNMENT TO SERVICER

Trustee’s Certificate pursuant to Section 10.3 of the Pooling and Servicing Agreement.

Bankers Trust Company, a New York banking corporation, as trustee (the “Trustee”) of Bank One Auto Securitization Trust 200_-_, created pursuant to the Pooling and Servicing Agreement, dated as of _________, 200_ (the “Pooling and Servicing Agreement”) among Bank One Auto Securitization LLC, as seller (the “Seller”), Bank One, National Association, as servicer (the “Servicer”), and the Trustee does hereby sell, transfer, assign and otherwise convey to the Servicer, without recourse, representation or warranty, all of the Trustee’s right, title and interest in and to all of the Receivables (as defined in the Pooling and Servicing Agreement) identified in the attached Servicer’s Certificate as “Purchased Receivables,” which are to be transferred by the Trustee to the Servicer pursuant to Section 3.7 of the Pooling and Servicing Agreement, and all security and documents relating thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this _____ day of ____________________, 200__.